UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2019

Capital Preservation Fund
Investor Class (CPFXX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	1.63%	0.46%	0.24%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Fund Characteristics

MARCH 31, 2019
Yields
7-Day Current Yield	1.99%
7-Day Effective Yield	2.01%

Portfolio at a Glance
Weighted Average Maturity	38 days
Weighted Average Life	97 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	50%
31-90 days	47%
91-180 days	3%
More than 180 days	—

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.30	$2.40	0.48%
Hypothetical
Investor Class	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. TREASURY NOTES(1) — 16.0%
U.S. Treasury Notes, 3.125%, 5/15/19	$28,000,000	$28,022,458
U.S. Treasury Notes, 1.625%, 7/31/19	50,000,000	49,863,178
U.S. Treasury Notes, VRN, 2.48%, (3-month USBMMY plus 0.06%), 7/31/19	7,182,000	7,181,998
U.S. Treasury Notes, VRN, 2.47%, (3-month USBMMY plus 0.05%), 10/31/19	5,000,000	4,999,942
U.S. Treasury Notes, VRN, 2.42%, (3-month USBMMY), 1/31/20	10,000,000	9,997,401
U.S. Treasury Notes, VRN, 2.46%, (3-month USBMMY plus 0.03%), 4/30/20	30,000,000	30,000,123
U.S. Treasury Notes, VRN, 2.47%, (3-month USBMMY plus 0.04%), 7/31/20	63,398,000	63,395,948
U.S. Treasury Notes, VRN, 2.47%, (3-month USBMMY plus 0.04%), 10/31/20	110,000,000	109,891,632
U.S. Treasury Notes, VRN, 2.54%, (3-month USBMMY plus 0.12%), 1/31/21	30,000,000	29,988,827
TOTAL U.S. TREASURY NOTES		333,341,507
U.S. TREASURY BILLS(1) — 87.6%
U.S. Treasury Bills, 2.43%, 4/2/19	150,000,000	149,990,000
U.S. Treasury Bills, 2.50%, 4/4/19	75,000,000	74,984,594
U.S. Treasury Bills, 2.42%, 4/9/19	75,000,000	74,960,250
U.S. Treasury Bills, 2.44%, 4/11/19	125,000,000	124,916,319
U.S. Treasury Bills, 2.43%, 4/16/19	125,000,000	124,875,000
U.S. Treasury Bills, 2.44%, 4/18/19	125,000,000	124,858,038
U.S. Treasury Bills, 2.43%, 4/23/19	100,000,000	99,853,333
U.S. Treasury Bills, 2.42%, 4/25/19	9,982,500	9,966,595
U.S. Treasury Bills, 2.44%, 4/30/19	150,000,000	149,708,792
U.S. Treasury Bills, 2.41%, 5/2/19	43,980,000	43,890,055
U.S. Treasury Bills, 2.43%, 5/7/19	75,000,000	74,820,065
U.S. Treasury Bills, 2.43%, 5/14/19	73,775,000	73,563,512
U.S. Treasury Bills, 2.45%, 5/21/19	150,000,000	149,495,833
U.S. Treasury Bills, 2.43%, 5/28/19	150,000,000	149,441,167
U.S. Treasury Bills, 2.44%, 5/30/19	54,538,000	54,323,037
U.S. Treasury Bills, 2.51%, 6/13/19	50,000,000	49,749,062
U.S. Treasury Bills, 2.52%, 6/20/19	150,000,000	149,171,667
U.S. Treasury Bills, 2.44%, 6/27/19	125,000,000	124,271,979
U.S. Treasury Bills, 2.49%, 9/5/19	30,000,000	29,678,150
TOTAL U.S. TREASURY BILLS		1,832,517,448
TOTAL INVESTMENT SECURITIES — 103.6%		2,165,858,955
OTHER ASSETS AND LIABILITIES — (3.6)%		(74,625,251)
TOTAL NET ASSETS — 100.0%		$2,091,233,704

NOTES TO SCHEDULE OF INVESTMENTS
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,165,858,955
Cash	2,245,316
Receivable for investments sold	70,029,912
Receivable for capital shares sold	3,480,745
Interest receivable	1,505,134
2,243,120,062

Liabilities
Payable for investments purchased	149,441,167
Payable for capital shares redeemed	1,571,214
Accrued management fees	836,445
Dividends payable	37,532
151,886,358

Net Assets	$2,091,233,704

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,091,291,508

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,091,294,398
Distributable earnings	(60,694)
$2,091,233,704

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$43,489,398

Expenses:
Management fees	9,747,615
Trustees' fees and expenses	143,851
Other expenses	4,273
9,895,739

Net investment income (loss)	33,593,659

Net realized gain (loss) on investment transactions	317

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,593,976

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$33,593,659	$13,124,167
Net realized gain (loss)	317	(61,010)
Net increase (decrease) in net assets resulting from operations	33,593,976	13,063,157

Distributions to Shareholders
From earnings	(33,595,256)	(13,124,167)

Capital Share Transactions
Proceeds from shares sold	676,450,749	630,496,615
Proceeds from reinvestment of distributions	33,092,214	12,971,694
Payments for shares redeemed	(685,781,475)	(790,984,388)
Net increase (decrease) in net assets from capital share transactions	23,761,488	(147,516,079)

Net increase (decrease) in net assets	23,760,208	(147,577,089)

Net Assets
Beginning of period	2,067,473,496	2,215,050,585
End of period	$2,091,233,704	$2,067,473,496

Transactions in Shares of the Fund
Sold	676,450,749	630,496,615
Issued in reinvestment of distributions	33,092,214	12,971,694
Redeemed	(685,781,475)	(790,984,388)
Net increase (decrease) in shares of the fund	23,761,488	(147,516,079)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended March 31, 2019 was 0.47%.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$33,595,256	$13,124,167
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2019, the fund had accumulated short-term capital losses of $(60,694), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

6. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.63%	0.48%	0.48%	1.62%	1.62%	$2,091,234
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.63%	0.48%	0.48%	0.62%	0.62%	$2,067,473
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.39%	0.48%	0.03%	(0.06)%	$2,215,051
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.13%	0.48%	0.01%	(0.34)%	$2,243,763
2015	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.04%	0.48%	0.01%	(0.43)%	$2,355,574

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Capital Preservation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 1905

Annual Report

March 31, 2019

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	3.78%	1.78%	2.70%	—	9/23/85
Bloomberg Barclays U.S. GNMA Index	—	4.46%	2.41%	3.16%	—	—
I Class	AGMHX	3.88%	—	—	1.84%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		3.52%	1.53%	2.44%	—
With sales charge		-1.12%	0.60%	1.97%	—
C Class	BGNCX	2.75%	0.75%	—	1.41%	3/1/10
R Class	AGMWX	3.26%	1.27%	2.18%	—	9/28/07
R5 Class	AGMNX	3.98%	1.98%	2.90%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $13,050

Bloomberg Barclays U.S. GNMA Index — $13,649

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan and Jesse Singh

Performance Summary

Ginnie Mae returned 3.78%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. GNMA Index gained 4.46%. Fund returns reflect operating expenses, while index returns do not.

Returns for the fund and the index reflect an improving environment for U.S. government agency mortgage-backed securities (MBS) as the 12-month period unfolded. The reporting period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the government MBS market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Government bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. After climbing to 3.24% in early November, the 10-year U.S. Treasury yield plunged to 2.68% by the end of December, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, and the 10-year Treasury note ended the 12-month period yielding 2.41%, compared with 2.74% a year earlier. The yield curve flattened dramatically and briefly inverted. Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. Longer-duration securities (those with greater sensitivity to interest rate changes) outperformed shorter-duration securities.

Within the fund, security selection and exposure to out-of-index securities accounted for the underperformance relative to the index.

Security Selection Detracted

Overall, security selection was the main detractor from relative performance. For most of the period, we favored intermediate- and higher-coupon securities over lower-coupon securities, which detracted from results. Lower-coupon securities outperformed higher-coupon securities as the yield curve flattened. Late in the period, we neutralized our bias to intermediate- and higher-coupon GNMA securities via exposure to deeper discount securities. As rates rallied in early 2019, these lower-coupon securities outperformed higher-coupon securities and helped mitigate the effect of our previous positioning.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

We also continued to invest in out-of-index securities, including agency collateralized mortgage obligations (CMOs) and agency adjustable-rate mortgages (ARMs), which weighed on performance. As yields started retreating in November 2018 and continued to decline through March 2019, ARMs generally underperformed fixed-rate mortgages. Meanwhile, our agency CMOs underperformed their conventional GNMA peers, which experienced greater spread tightening than CMOs.

Allocation Added Value

Our allocation decisions contributed to performance relative to the index. In particular, we maintained an overweight position in 30-year GNMA securities and a corresponding underweight position in 15-year GNMA securities. This strategy aided portfolio results, as 30-year bonds generally outperformed 15-year securities as yields declined.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

Against this backdrop, we will continue to use unique mortgage pools displaying specific attributes, such as loan size, geography and weighted average life, with the goal of increasing prepayment predictability. The amount of these mortgage pools, commonly known as specified pools, relative to to-be-announced (TBA) securities will depend on the costs of the specified pools relative to possible financing advantages within the forward-settle TBA roll market. Additionally, we will continue to use structured securities for their specific attributes. We will manage duration within a fairly narrow band, with changes possibly occurring if our economic outlook is not consistent with the level of rates or the shape of the yield curve.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life to Maturity	6.5 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	100.5%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	9.2%
Temporary Cash Investments	15.0%
Other Assets and Liabilities	(24.7)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,038.20	$2.85	0.56%
I Class	$1,000	$1,038.70	$2.34	0.46%
A Class	$1,000	$1,035.90	$4.11	0.81%
C Class	$1,000	$1,032.10	$7.90	1.56%
R Class	$1,000	$1,035.60	$5.38	1.06%
R5 Class	$1,000	$1,039.30	$1.83	0.36%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
I Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,020.89	$4.08	0.81%
C Class	$1,000	$1,017.15	$7.85	1.56%
R Class	$1,000	$1,019.65	$5.34	1.06%
R5 Class	$1,000	$1,023.14	$1.82	0.36%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 100.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 7.0%
GNMA, VRN, 2.00%, (1-year H15T1Y plus 1.50%), 8/20/47 to 4/20/48	$33,300,173	$33,083,828
GNMA, VRN, 2.50%, (1-year H15T1Y plus 1.50%), 3/20/48	7,345,164	7,370,727
GNMA, VRN, 3.375%, (1-year H15T1Y plus 1.50%), 2/20/34	4,593,375	4,775,891
GNMA, VRN, 3.625%, (1-year H15T1Y plus 1.50%), 4/20/38	5,648,796	5,873,420
GNMA, VRN, 3.75%, (1-year H15T1Y plus 1.50%), 8/20/36 to 9/20/36	2,834,953	2,955,280
GNMA, VRN, 4.125%, (1-year H15T1Y plus 1.50%), 10/20/27 to 10/20/35	3,593,119	3,733,014
		57,792,160
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 93.5%
GNMA, 3.00%, TBA	150,000,000	150,732,423
GNMA, 2.50%, 6/20/46 to 7/20/46	34,890,795	34,197,460
GNMA, 3.00%, 2/20/43 to 7/20/45	29,992,182	30,200,767
GNMA, 3.50%, 12/20/41 to 1/20/48	256,230,698	262,761,903
GNMA, 4.00%, 12/20/39 to 3/20/47	109,862,919	114,363,574
GNMA, 4.50%, 7/15/33 to 3/20/42	52,531,663	55,345,058
GNMA, 5.00%, 6/15/33 to 5/20/41	42,860,846	45,879,923
GNMA, 5.50%, 4/15/33 to 8/15/39	44,182,017	48,369,255
GNMA, 6.00%, 2/20/26 to 2/20/39	18,524,317	20,498,978
GNMA, 6.50%, 9/20/23 to 11/15/38	2,602,840	2,956,696
GNMA, 7.00%, 12/20/25 to 12/20/29	473,722	540,723
GNMA, 7.25%, 6/15/23	20,715	20,824
GNMA, 7.50%, 12/20/23 to 2/20/31	109,386	129,952
GNMA, 7.77%, 4/15/20	17,259	17,359
GNMA, 7.89%, 9/20/22	3,736	3,741
GNMA, 8.00%, 11/15/21 to 7/20/30	336,485	347,334
GNMA, 8.25%, 4/20/21 to 2/15/22	69,809	70,053
GNMA, 8.50%, 11/15/19 to 12/15/30	227,279	242,566
GNMA, 8.75%, 6/20/21 to 7/15/27	42,081	42,291
GNMA, 9.00%, 10/15/19 to 12/15/24	51,612	52,359
GNMA, 9.25%, 9/15/21 to 3/15/25	30,025	30,105
GNMA, 9.50%, 11/15/19 to 7/20/25	79,529	80,242
GNMA, 9.75%, 11/20/21	19,843	20,052
GNMA, 10.00%, 1/15/21 to 8/15/21	229	230
GNMA, 11.00%, 6/15/20	4,984	4,999
		766,908,867
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $825,966,724)		824,701,027
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2%
GNMA, Series 2000-22, Class FG, VRN, 2.68%, (1-month LIBOR plus 0.20%), 5/16/30	243	243
GNMA, Series 2001-59, Class FD, VRN, 2.98%, (1-month LIBOR plus 0.50%), 10/16/27	289,349	290,581

10

	Principal Amount	Value
GNMA, Series 2001-62, Class FB, VRN, 2.98%, (1-month LIBOR plus 0.50%), 11/16/27	$612,601	$615,214
GNMA, Series 2002-13, Class FA, VRN, 2.98%, (1-month LIBOR plus 0.50%), 2/16/32	402,096	402,154
GNMA, Series 2002-24, Class FA, VRN, 2.98%, (1-month LIBOR plus 0.50%), 4/16/32	916,116	921,316
GNMA, Series 2002-29, Class FA SEQ, VRN, 2.84%, (1-month LIBOR plus 0.35%), 5/20/32	371,356	371,724
GNMA, Series 2003-110, Class F, VRN, 2.89%, (1-month LIBOR plus 0.40%), 10/20/33	1,212,777	1,215,128
GNMA, Series 2003-42, Class FW, VRN, 2.84%, (1-month LIBOR plus 0.35%), 5/20/33	508,635	508,983
GNMA, Series 2003-66, Class HF, VRN, 2.94%, (1-month LIBOR plus 0.45%), 8/20/33	706,288	709,381
GNMA, Series 2004-39, Class XF SEQ, VRN, 2.73%, (1-month LIBOR plus 0.25%), 10/16/33	301,080	301,256
GNMA, Series 2004-76, Class F, VRN, 2.89%, (1-month LIBOR plus 0.40%), 9/20/34	1,052,192	1,054,559
GNMA, Series 2005-13, Class FA, VRN, 2.69%, (1-month LIBOR plus 0.20%), 2/20/35	2,617,375	2,596,249
GNMA, Series 2007-5, Class FA, VRN, 2.63%, (1-month LIBOR plus 0.14%), 2/20/37	2,504,891	2,491,032
GNMA, Series 2007-58, Class FC, VRN, 2.99%, (1-month LIBOR plus 0.50%), 10/20/37	1,641,276	1,650,682
GNMA, Series 2007-74, Class FL, VRN, 2.94%, (1-month LIBOR plus 0.46%), 11/16/37	3,960,081	3,977,137
GNMA, Series 2008-18, Class FH, VRN, 3.09%, (1-month LIBOR plus 0.60%), 2/20/38	2,197,063	2,205,589
GNMA, Series 2008-2, Class LF, VRN, 2.95%, (1-month LIBOR plus 0.46%), 1/20/38	1,743,218	1,751,763
GNMA, Series 2008-27, Class FB, VRN, 3.04%, (1-month LIBOR plus 0.55%), 3/20/38	3,692,048	3,721,937
GNMA, Series 2008-61, Class KF, VRN, 3.16%, (1-month LIBOR plus 0.67%), 7/20/38	1,871,357	1,891,963
GNMA, Series 2008-73, Class FK, VRN, 3.25%, (1-month LIBOR plus 0.76%), 8/20/38	2,506,269	2,546,352
GNMA, Series 2008-75, Class F, VRN, 3.02%, (1-month LIBOR plus 0.53%), 8/20/38	2,992,931	3,021,351
GNMA, Series 2008-88, Class UF, VRN, 3.49%, (1-month LIBOR plus 1.00%), 10/20/38	1,651,076	1,686,205
GNMA, Series 2009-127, Class FA, VRN, 3.04%, (1-month LIBOR plus 0.55%), 9/20/38	2,399,396	2,417,990
GNMA, Series 2009-76, Class FB, VRN, 3.08%, (1-month LIBOR plus 0.60%), 6/16/39	1,466,752	1,477,603
GNMA, Series 2009-92, Class FJ, VRN, 3.16%, (1-month LIBOR plus 0.68%), 10/16/39	1,061,925	1,076,740
GNMA, Series 2010-14, Class QF, VRN, 2.93%, (1-month LIBOR plus 0.45%), 2/16/40	7,757,049	7,787,793
GNMA, Series 2010-25, Class FB, VRN, 3.03%, (1-month LIBOR plus 0.55%), 2/16/40	6,095,617	6,148,025
GNMA, Series 2012-105, Class FE, VRN, 2.79%, (1-month LIBOR plus 0.30%), 1/20/41	5,033,350	5,029,188
GNMA, Series 2015-111, Class FK, VRN, 2.69%, (1-month LIBOR plus 0.20%), 8/20/45	5,693,518	5,658,677
GNMA, Series 2015-80, Class YF, VRN, 2.91%, (1-month LIBOR plus 0.43%), 10/16/40	8,948,944	8,973,352

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	Principal Amount/Shares	Value
GNMA, Series 2016-68, Class MF, VRN, 2.79%, (1-month LIBOR plus 0.30%), 5/20/46	$2,884,228	$2,875,122
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $75,369,515)		75,375,289
TEMPORARY CASH INVESTMENTS(1) — 15.0%
Federal Home Loan Bank Discount Notes, 2.30%, 4/1/19(2)	123,094,000	123,094,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $20,209), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $19,809)		19,805
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,321	3,321
TOTAL TEMPORARY CASH INVESTMENTS (Cost $123,117,126)		123,117,126
TOTAL INVESTMENT SECURITIES — 124.7% (Cost $1,024,453,365)		1,023,193,442
OTHER ASSETS AND LIABILITIES(3) — (24.7)%		(202,472,171)
TOTAL NET ASSETS — 100.0%		$820,721,271

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,638,672.

(2)	The rate indicated is the yield to maturity at purchase.

(3)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $1,024,453,365)	$1,023,193,442
Receivable for investments sold	74,719,201
Receivable for capital shares sold	350,297
Interest receivable	2,291,792
1,100,554,732

Liabilities
Payable for collateral received for forward commitments	1,638,672
Payable for investments purchased	277,310,187
Payable for capital shares redeemed	367,309
Accrued management fees	359,990
Distribution and service fees payable	14,494
Dividends payable	142,809
279,833,461

Net Assets	$820,721,271

Net Assets Consist of:
Capital paid in	$879,662,845
Distributable earnings	(58,941,574)
$820,721,271

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$658,033,547	63,644,755	$10.34
I Class	$38,808,758	3,751,791	$10.34
A Class	$28,152,641	2,722,700	$10.34*
C Class	$4,663,111	450,969	$10.34
R Class	$9,353,428	905,060	$10.33
R5 Class	$81,709,786	7,903,453	$10.34
*Maximum offering price $10.83 (net asset value divided by 0.955).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$23,429,851

Expenses:
Management fees	4,447,104
Distribution and service fees:
A Class	70,045
C Class	69,767
R Class	44,075
Trustees' fees and expenses	60,079
Other expenses	47,118
4,738,188

Net investment income (loss)	18,691,663

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	5,204,416
Change in net unrealized appreciation (depreciation) on investments	6,124,806

Net realized and unrealized gain (loss)	11,329,222

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,020,885

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$18,691,663	$16,854,883
Net realized gain (loss)	5,204,416	(110,970)
Change in net unrealized appreciation (depreciation)	6,124,806	(18,498,193)
Net increase (decrease) in net assets resulting from operations	30,020,885	(1,754,280)

Distributions to Shareholders
From earnings:
Investor Class	(18,968,147)	(20,696,587)
I Class	(1,063,894)	(144,546)
A Class	(696,806)	(776,295)
C Class	(121,335)	(103,261)
R Class	(197,744)	(156,326)
R5 Class	(2,440,081)	(2,327,376)
Decrease in net assets from distributions	(23,488,007)	(24,204,391)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(136,150,633)	(104,314,980)

Net increase (decrease) in net assets	(129,617,755)	(130,273,651)

Net Assets
Beginning of period	950,339,026	1,080,612,677
End of period	$820,721,271	$950,339,026

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $2,921,413,603 and $3,080,978,131, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,816,168	$69,305,445	8,883,867	$93,059,308
Issued in reinvestment of distributions	1,702,144	17,319,709	1,804,766	18,839,935
Redeemed	(21,297,092)	(216,338,695)	(22,463,163)	(234,155,597)
	(12,778,780)	(129,713,541)	(11,774,530)	(122,256,354)
I Class
Sold	2,245,984	22,866,042	2,708,023	27,861,476
Issued in reinvestment of distributions	103,557	1,054,005	12,920	133,282
Redeemed	(1,096,149)	(11,155,771)	(222,544)	(2,323,655)
	1,253,392	12,764,276	2,498,399	25,671,103
A Class
Sold	971,186	9,886,690	760,822	7,942,264
Issued in reinvestment of distributions	44,656	454,454	51,037	533,147
Redeemed	(1,286,105)	(13,073,522)	(2,638,603)	(27,627,283)
	(270,263)	(2,732,378)	(1,826,744)	(19,151,872)
C Class
Sold	43,884	447,322	168,883	1,770,333
Issued in reinvestment of distributions	10,733	109,196	8,726	90,999
Redeemed	(329,885)	(3,373,331)	(159,521)	(1,666,389)
	(275,268)	(2,816,813)	18,088	194,943
R Class
Sold	372,727	3,776,777	397,416	4,155,242
Issued in reinvestment of distributions	17,769	180,741	13,553	141,322
Redeemed	(327,377)	(3,319,310)	(276,509)	(2,882,313)
	63,119	638,208	134,460	1,414,251
R5 Class
Sold	1,996,401	20,306,623	2,657,779	27,719,103
Issued in reinvestment of distributions	237,672	2,419,032	218,174	2,275,700
Redeemed	(3,639,619)	(37,016,040)	(1,930,880)	(20,181,854)
	(1,405,546)	(14,290,385)	945,073	9,812,949
Net increase (decrease)	(13,413,346)	$(136,150,633)	(10,005,254)	$(104,314,980)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$824,701,027	—
U.S. Government Agency Collateralized Mortgage Obligations	—	75,375,289	—
Temporary Cash Investments	$3,321	123,113,805	—
	$3,321	$1,023,190,121	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$23,488,007	$24,204,391
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,024,463,509
Gross tax appreciation of investments	$9,873,529
Gross tax depreciation of investments	(11,143,596)
Net tax appreciation (depreciation) of investments	$(1,270,067)
Undistributed ordinary income	$11,260
Accumulated short-term capital losses	$(5,752,633)
Accumulated long-term capital losses	$(51,930,134)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.24	0.22	0.16	0.38	(0.28)	$10.34	3.78%	0.55%	2.18%	297%	$658,034
2018	$10.51	0.17	(0.19)	(0.02)	(0.25)	$10.24	(0.24)%	0.55%	1.64%	300%	$782,698
2017	$10.80	0.15	(0.19)	(0.04)	(0.25)	$10.51	(0.35)%	0.55%	1.40%	257%	$927,150
2016	$10.89	0.15	0.01	0.16	(0.25)	$10.80	1.53%	0.55%	1.42%	308%	$1,034,732
2015	$10.70	0.17	0.28	0.45	(0.26)	$10.89	4.28%	0.55%	1.59%	306%	$1,089,566
I Class
2019	$10.25	0.23	0.15	0.38	(0.29)	$10.34	3.88%	0.45%	2.28%	297%	$38,809
2018(3)	$10.52	0.19	(0.21)	(0.02)	(0.25)	$10.25	(0.21)%	0.45%(4)	1.88%(4)	300%(5)	$25,599
A Class
2019	$10.24	0.20	0.15	0.35	(0.25)	$10.34	3.52%	0.80%	1.93%	297%	$28,153
2018	$10.51	0.14	(0.19)	(0.05)	(0.22)	$10.24	(0.49)%	0.80%	1.39%	300%	$30,654
2017	$10.80	0.12	(0.18)	(0.06)	(0.23)	$10.51	(0.60)%	0.80%	1.15%	257%	$50,667
2016	$10.89	0.12	0.02	0.14	(0.23)	$10.80	1.28%	0.80%	1.17%	308%	$76,083
2015	$10.70	0.14	0.29	0.43	(0.24)	$10.89	4.02%	0.80%	1.34%	306%	$248,705

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$10.24	0.12	0.16	0.28	(0.18)	$10.34	2.75%	1.55%	1.18%	297%	$4,663
2018	$10.51	0.07	(0.20)	(0.13)	(0.14)	$10.24	(1.24)%	1.55%	0.64%	300%	$7,439
2017	$10.80	0.04	(0.18)	(0.14)	(0.15)	$10.51	(1.34)%	1.55%	0.40%	257%	$7,445
2016	$10.89	0.04	0.02	0.06	(0.15)	$10.80	0.52%	1.55%	0.42%	308%	$11,753
2015	$10.71	0.06	0.28	0.34	(0.16)	$10.89	3.15%	1.55%	0.59%	306%	$12,560
R Class
2019	$10.24	0.17	0.15	0.32	(0.23)	$10.33	3.26%	1.05%	1.68%	297%	$9,353
2018	$10.51	0.12	(0.20)	(0.08)	(0.19)	$10.24	(0.74)%	1.05%	1.14%	300%	$8,619
2017	$10.80	0.10	(0.19)	(0.09)	(0.20)	$10.51	(0.84)%	1.05%	0.90%	257%	$7,434
2016	$10.89	0.10	0.01	0.11	(0.20)	$10.80	1.03%	1.05%	0.92%	308%	$6,870
2015	$10.70	0.12	0.28	0.40	(0.21)	$10.89	3.76%	1.05%	1.09%	306%	$5,059
R5 Class
2019	$10.24	0.24	0.16	0.40	(0.30)	$10.34	3.98%	0.35%	2.38%	297%	$81,710
2018	$10.51	0.19	(0.19)	–	(0.27)	$10.24	(0.04)%	0.35%	1.84%	300%	$95,331
2017	$10.80	0.17	(0.18)	(0.01)	(0.28)	$10.51	(0.15)%	0.35%	1.60%	257%	$87,916
2016	$10.89	0.17	0.01	0.18	(0.27)	$10.80	1.73%	0.35%	1.62%	308%	$71,190
2015	$10.70	0.19	0.28	0.47	(0.28)	$10.89	4.49%	0.35%	1.79%	306%	$57,037

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Ginnie Mae Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 1905

Annual Report

March 31, 2019

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	3.93%	1.90%	2.41%	—	5/16/80
Bloomberg Barclays U.S. Government/MBS Index	—	4.30%	2.36%	2.75%	—	—
I Class	ABHTX	3.94%	—	—	2.08%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		3.58%	1.62%	2.14%	—
With sales charge		-1.11%	0.69%	1.67%	—
C Class	ABTCX	2.90%	0.87%	—	1.30%	3/1/10
R Class	ABTRX	3.42%	1.37%	—	1.80%	3/1/10
R5 Class	ABTIX	4.04%	2.08%	—	2.52%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $12,686

Bloomberg Barclays U.S. Government/MBS Index — $13,119

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.47%	0.37%	0.72%	1.47%	0.97%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman and Jim Platz

Performance Summary

Government Bond returned 3.93%* for the 12 months ended March 31, 2019. The Bloomberg Barclays U.S. Government/MBS Index returned 4.30%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the improving environment for U.S. Treasuries and other government securities as the reporting period unfolded. The 12-month period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the government bond market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Government bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. After climbing to 3.24% in early November, the 10-year U.S. Treasury yield plunged to 2.68% by the end of December, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, and the 10-year Treasury note ended the 12-month period yielding 2.41%, compared with 2.74% a year earlier. The yield curve flattened dramatically and briefly inverted. Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. Longer-duration Treasuries (those with greater sensitivity to interest rate changes) outperformed shorter-duration Treasuries.

Securitized Exposure Delivered Mixed Results

We maintained an overweight position compared with the index in the securitized sector and a significant underweight in the Treasury sector. Within the securitized sector, we favored structured mortgage products, with their higher yields and more-predictable cash flows, over traditional government agency pass-through mortgage-backed securities (MBS). Our overweight to the securitized sector aided performance, as MBS and other securitized bonds generally outperformed U.S. Treasuries. However, security selection within the allocation detracted, particularly our selections among agency commercial mortgage-backed securities (CMBS) and agency MBS.

In addition, some of our securitized holdings were floating-rate securities, which modestly detracted from relative results. Unlike the fixed-rate bonds represented in the index, floating-rate securities did not benefit from price appreciation as interest rates declined.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

We expect to maintain our overweight positions among securitized securities, focusing on structured mortgages over traditional pass-through securities. Although we expect to maintain overweight exposure to fixed- and floating-rate securitized securities, we plan to take profits and reduce weightings as warranted.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life to Maturity	6.9 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	44.3%
U.S. Treasury Securities and Equivalents	29.6%
Collateralized Mortgage Obligations	22.4%
U.S. Government Agency Securities	4.0%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(1.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,042.90	$2.39	0.47%
I Class	$1,000	$1,042.50	$1.88	0.37%
A Class	$1,000	$1,040.70	$3.66	0.72%
C Class	$1,000	$1,036.80	$7.46	1.47%
R Class	$1,000	$1,039.40	$4.93	0.97%
R5 Class	$1,000	$1,043.00	$1.38	0.27%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
I Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%
R5 Class	$1,000	$1,023.59	$1.36	0.27%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 44.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 8.8%
FHLMC, VRN, 4.62%, (1-year H15T1Y plus 2.25%), 9/1/35	$565,515	$595,598
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.87%), 7/1/36	406,120	426,108
FHLMC, VRN, 4.45%, (1-year H15T1Y plus 2.14%), 10/1/36	962,413	1,011,354
FHLMC, VRN, 4.58%, (1-year H15T1Y plus 2.25%), 4/1/37	404,698	425,392
FHLMC, VRN, 4.26%, (12-month LIBOR plus 1.81%), 5/1/40	178,341	188,386
FHLMC, VRN, 4.63%, (12-month LIBOR plus 1.88%), 7/1/40	656,451	687,647
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	195,240	202,280
FHLMC, VRN, 3.81%, (12-month LIBOR plus 1.78%), 2/1/41	1,164,467	1,197,995
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	213,582	223,096
FHLMC, VRN, 4.76%, (12-month LIBOR plus 1.88%), 10/1/41	779,148	810,136
FHLMC, VRN, 4.54%, (12-month LIBOR plus 1.75%), 10/1/42	270,846	280,227
FHLMC, VRN, 2.07%, (12-month LIBOR plus 1.65%), 12/1/42	1,620,652	1,658,234
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	1,812,722	1,808,569
FHLMC, VRN, 4.29%, (12-month LIBOR plus 1.62%), 11/1/43	6,498,137	6,673,085
FHLMC, VRN, 2.85%, (12-month LIBOR plus 1.62%), 1/1/44	1,930,393	1,941,142
FHLMC, VRN, 3.18%, (12-month LIBOR plus 1.62%), 6/1/44	1,001,028	1,015,086
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.57%), 10/1/44	1,443,947	1,472,399
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	1,475,307	1,484,056
FHLMC, VRN, 3.83%, (12-month LIBOR plus 1.62%), 9/1/45	4,586,532	4,710,893
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46	1,443,137	1,442,084
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	2,081,370	2,109,427
FNMA, VRN, 4.24%, (6-month LIBOR plus 1.57%), 6/1/35	600,126	621,180
FNMA, VRN, 4.24%, (6-month LIBOR plus 1.57%), 6/1/35	671,594	695,371
FNMA, VRN, 4.25%, (6-month LIBOR plus 1.57%), 6/1/35	643,735	666,538
FNMA, VRN, 4.27%, (6-month LIBOR plus 1.57%), 6/1/35	391,972	404,996
FNMA, VRN, 4.26%, (6-month LIBOR plus 1.54%), 9/1/35	797,756	825,685
FNMA, VRN, 4.93%, (12-month LIBOR plus 1.93%), 1/1/38	166,155	175,344
FNMA, VRN, 4.625%, (12-month LIBOR plus 1.75%), 11/1/39	905,181	949,810
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	184,942	194,598
FNMA, VRN, 4.88%, (12-month LIBOR plus 1.87%), 1/1/40	700,357	729,171
FNMA, VRN, 4.50%, (12-month LIBOR plus 1.75%), 7/1/41	316,150	328,957
FNMA, VRN, 3.32%, (12-month LIBOR plus 1.82%), 9/1/41	1,499,138	1,527,685
FNMA, VRN, 3.00%, (12-month LIBOR plus 1.82%), 11/1/41	1,194,846	1,209,799
FNMA, VRN, 2.54%, (12-month LIBOR plus 1.70%), 7/1/42	2,090,730	2,168,290
FNMA, VRN, 4.56%, (12-month LIBOR plus 1.56%), 3/1/43	795,898	821,340
FNMA, VRN, 2.73%, (12-month LIBOR plus 1.60%), 3/1/45	1,997,027	2,014,581
FNMA, VRN, 2.31%, (12-month LIBOR plus 1.59%), 8/1/45	835,011	843,566
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	1,989,536	1,997,575
FNMA, VRN, 2.81%, (12-month LIBOR plus 1.61%), 4/1/46	3,085,558	3,105,256
FNMA, VRN, 2.65%, (12-month LIBOR plus 1.61%), 5/1/46	3,009,785	3,016,864
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	1,525,979	1,544,401

10

	Principal Amount	Value
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	$2,437,505	$2,469,606
FNMA, VRN, 3.26%, (12-month LIBOR plus 1.62%), 5/1/47	1,563,929	1,590,660
FNMA, VRN, 2.77%, (12-month LIBOR plus 1.60%), 9/1/47	1,459,118	1,470,633
GNMA, VRN, 4.125%, (1-year H15T1Y plus 1.50%), 11/20/32	163,368	163,429
GNMA, VRN, 4.125%, (1-year H15T1Y plus 1.50%), 10/20/33	367,523	370,637
GNMA, VRN, 4.625%, (1-year H15T1Y plus 2.00%), 10/20/34	447,596	457,040
GNMA, VRN, 4.125%, (1-year H15T1Y plus 1.50%), 12/20/34	141,326	141,308
GNMA, VRN, 3.375%, (1-year H15T1Y plus 1.50%), 3/20/35	332,746	337,383
GNMA, VRN, 3.75%, (1-year H15T1Y plus 1.50%), 7/20/35	609,966	628,410
GNMA, VRN, 3.375%, (1-year H15T1Y plus 1.50%), 3/20/36	809,935	842,103
GNMA, VRN, 4.125%, (1-year H15T1Y plus 1.50%), 11/20/36	501,976	508,757
		63,184,167
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 35.5%
FHLMC, 5.00%, 5/1/23	867,702	901,906
FHLMC, 5.50%, 10/1/34	266,821	293,263
FHLMC, 5.50%, 4/1/38	1,833,107	2,010,616
FHLMC, 4.00%, 12/1/40	1,345,977	1,403,499
FHLMC, 3.00%, 2/1/43	7,837,715	7,847,847
FNMA, 3.50%, TBA	15,925,000	16,147,079
FNMA, 4.50%, 5/1/19	2,372	2,413
FNMA, 5.00%, 9/1/20	16,888	17,280
FNMA, 4.50%, 11/1/20	5,969	6,076
FNMA, 6.50%, 3/1/32	59,711	67,522
FNMA, 7.00%, 6/1/32	69,128	80,098
FNMA, 6.50%, 8/1/32	66,020	74,649
FNMA, 5.50%, 7/1/33	464,887	507,322
FNMA, 5.00%, 11/1/33	2,750,309	2,961,092
FNMA, 6.00%, 12/1/33	1,639,531	1,809,563
FNMA, 5.50%, 8/1/34	1,880,187	2,069,741
FNMA, 5.50%, 9/1/34	146,942	156,916
FNMA, 5.50%, 10/1/34	1,136,413	1,249,054
FNMA, 5.00%, 8/1/35	323,618	348,143
FNMA, 5.50%, 1/1/36	2,055,294	2,261,752
FNMA, 5.00%, 2/1/36	197,425	213,574
FNMA, 5.50%, 4/1/36	491,516	540,916
FNMA, 5.00%, 5/1/36	846,311	911,341
FNMA, 5.50%, 12/1/36	285,719	314,311
FNMA, 5.50%, 2/1/37	1,064,473	1,171,005
FNMA, 6.50%, 8/1/37	157,084	171,273
FNMA, 6.00%, 9/1/37	421,118	464,436
FNMA, 6.00%, 11/1/37	1,826,078	2,010,531
FNMA, 6.00%, 9/1/38	128,742	133,174
FNMA, 4.50%, 2/1/39	920,150	972,634
FNMA, 4.50%, 4/1/39	628,993	670,322
FNMA, 4.50%, 5/1/39	1,589,772	1,693,581
FNMA, 6.50%, 5/1/39	1,308,408	1,500,804
FNMA, 4.50%, 10/1/39	2,740,944	2,921,616

11

	Principal Amount	Value
FNMA, 4.50%, 3/1/40	$4,175,999	$4,435,999
FNMA, 4.00%, 10/1/40	2,834,929	2,961,257
FNMA, 4.50%, 11/1/40	2,425,929	2,576,951
FNMA, 4.50%, 6/1/41	2,808,729	2,983,604
FNMA, 4.00%, 8/1/41	2,711,816	2,832,905
FNMA, 4.50%, 9/1/41	1,390,949	1,469,587
FNMA, 3.50%, 10/1/41	3,224,972	3,295,611
FNMA, 4.00%, 12/1/41	6,111,342	6,349,744
FNMA, 3.50%, 5/1/42	2,054,943	2,099,953
FNMA, 3.50%, 6/1/42	1,950,673	1,993,400
FNMA, 3.50%, 9/1/42	1,698,121	1,735,321
FNMA, 3.50%, 12/1/42	3,575,557	3,653,888
FNMA, 3.50%, 11/1/45	3,106,842	3,160,002
FNMA, 3.50%, 11/1/45	3,092,442	3,145,356
FNMA, 4.00%, 11/1/45	4,564,113	4,722,230
FNMA, 4.00%, 2/1/46	5,675,685	5,871,115
FNMA, 3.50%, 3/1/46	3,797,360	3,857,624
FNMA, 4.00%, 4/1/46	12,874,416	13,316,662
FNMA, 3.50%, 5/1/46	3,673,451	3,736,872
FNMA, 3.00%, 11/1/46	27,433,545	27,329,554
FNMA, 3.50%, 2/1/47	8,165,779	8,320,948
FNMA, 6.50%, 8/1/47	29,094	31,123
FNMA, 6.50%, 9/1/47	37,004	39,404
FNMA, 6.50%, 9/1/47	1,778	1,897
FNMA, 6.50%, 9/1/47	19,453	20,719
FNMA, 3.50%, 3/1/48	9,516,022	9,668,552
FNMA, 3.00%, 4/1/48	14,608,968	14,582,855
FNMA, 6.00%, 4/1/48	314,447	328,080
FNMA, 4.00%, 8/1/48	9,723,466	10,026,200
GNMA, 5.50%, 12/20/38	1,124,530	1,220,825
GNMA, 6.00%, 1/20/39	314,631	347,264
GNMA, 5.00%, 3/20/39	1,657,352	1,773,713
GNMA, 5.50%, 3/20/39	627,586	681,548
GNMA, 5.50%, 4/20/39	1,133,534	1,230,714
GNMA, 4.50%, 1/15/40	958,875	1,009,465
GNMA, 4.00%, 11/20/40	4,622,851	4,817,644
GNMA, 4.00%, 12/15/40	937,797	974,698
GNMA, 4.50%, 7/20/41	4,034,455	4,249,366
GNMA, 3.50%, 6/20/42	6,059,134	6,220,822
GNMA, 3.50%, 7/20/42	4,617,120	4,736,049
GNMA, 4.50%, 8/20/42	3,480,979	3,666,795
GNMA, 4.00%, 9/20/45	5,809,143	6,028,869
GNMA, 3.50%, 4/20/46	3,012,026	3,084,866
GNMA, 2.50%, 6/20/46	7,690,917	7,538,115
GNMA, 2.50%, 7/20/46	10,045,338	9,845,648
		255,879,163
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $319,431,374)		319,063,330

12

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 29.6%
Iraq Government AID Bond, 2.15%, 1/18/22	$2,600,000	$2,593,529
U.S. Treasury Bills, 2.54%, 1/30/20(2)	10,000,000	9,803,498
U.S. Treasury Bills, 2.54%, 2/27/20(2)	12,000,000	11,743,013
U.S. Treasury Bonds, 8.125%, 8/15/21	10,747,000	12,189,029
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	8,264,238
U.S. Treasury Bonds, 3.50%, 2/15/39	1,800,000	2,043,914
U.S. Treasury Bonds, 4.375%, 11/15/39	1,000,000	1,273,437
U.S. Treasury Bonds, 4.375%, 5/15/41	1,000,000	1,278,262
U.S. Treasury Bonds, 3.125%, 11/15/41	3,100,000	3,305,617
U.S. Treasury Bonds, 3.125%, 2/15/42	3,500,000	3,728,662
U.S. Treasury Bonds, 3.00%, 5/15/42	5,500,000	5,735,576
U.S. Treasury Bonds, 2.75%, 11/15/42	2,840,000	2,832,845
U.S. Treasury Bonds, 2.875%, 5/15/43	3,500,000	3,562,344
U.S. Treasury Bonds, 3.125%, 8/15/44	7,000,000	7,438,320
U.S. Treasury Bonds, 3.00%, 11/15/44	9,400,000	9,771,410
U.S. Treasury Bonds, 2.50%, 2/15/45	6,000,000	5,675,273
U.S. Treasury Bonds, 3.00%, 5/15/45	5,500,000	5,719,678
U.S. Treasury Bonds, 3.00%, 11/15/45	3,200,000	3,329,500
U.S. Treasury Bonds, 3.375%, 11/15/48	7,000,000	7,810,059
U.S. Treasury Notes, 1.75%, 9/30/19(1)	1,000,000	996,563
U.S. Treasury Notes, 3.625%, 2/15/21	2,500,000	2,560,840
U.S. Treasury Notes, 2.75%, 9/15/21	15,000,000	15,181,934
U.S. Treasury Notes, 2.625%, 12/15/21	2,500,000	2,526,221
U.S. Treasury Notes, 1.875%, 1/31/22	2,000,000	1,980,703
U.S. Treasury Notes, 2.375%, 3/15/22	9,500,000	9,545,459
U.S. Treasury Notes, 1.875%, 4/30/22	8,000,000	7,917,656
U.S. Treasury Notes, 1.75%, 5/15/22	14,000,000	13,801,758
U.S. Treasury Notes, 2.00%, 11/30/22	8,000,000	7,938,750
U.S. Treasury Notes, 2.00%, 2/15/23	15,000,000	14,877,539
U.S. Treasury Notes, 2.375%, 2/29/24	7,500,000	7,553,906
U.S. Treasury Notes, 2.125%, 11/30/24	4,000,000	3,969,141
U.S. Treasury Notes, 2.625%, 12/31/25	4,500,000	4,589,648
U.S. Treasury Notes, 2.50%, 2/28/26	6,300,000	6,375,797
U.S. Treasury Notes, 3.125%, 11/15/28	4,700,000	4,991,455
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $207,462,791)		212,905,574
COLLATERALIZED MORTGAGE OBLIGATIONS — 22.4%
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	11,334	11,321
FHLMC, Series 2812, Class MF, VRN, 2.93%, (1-month LIBOR plus 0.45%), 6/15/34	2,235,530	2,247,191
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	1,280,476	1,329,579
FHLMC, Series 3149, Class LF, VRN, 2.78%, (1-month LIBOR plus 0.30%), 5/15/36	6,177,761	6,166,665
FHLMC, Series 3153, Class FJ, VRN, 2.86%, (1-month LIBOR plus 0.38%), 5/15/36	1,935,487	1,932,219
FHLMC, Series 3397, Class GF, VRN, 2.98%, (1-month LIBOR plus 0.50%), 12/15/37	946,955	948,944

13

	Principal Amount	Value
FHLMC, Series 3417, Class FA, VRN, 2.98%, (1-month LIBOR plus 0.50%), 11/15/37	$1,390,565	$1,399,818
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	10,471,950	10,807,706
FHLMC, Series 3810, Class QB SEQ, 3.50%, 2/15/26	4,471,811	4,577,242
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	3,736,488	3,744,931
FHLMC, Series K039, Class A2, SEQ, 3.30%, 7/25/24	12,510,000	12,910,998
FHLMC, Series K041, Class A2, SEQ, 3.17%, 10/25/24	15,000,000	15,392,973
FHLMC, Series K716, Class A2, SEQ, 3.13%, 6/25/21	7,000,000	7,071,760
FHLMC, Series K722, Class A1 SEQ, 2.18%, 5/25/22	4,009,207	3,983,896
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	7,900,000	8,039,851
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	6,900,000	6,989,323
FHLMC, Series KF29, Class A, VRN, 2.85%, (1-month LIBOR plus 0.36%), 2/25/24	2,745,909	2,740,314
FHLMC, Series KF31, Class A, VRN, 2.86%, (1-month LIBOR plus 0.37%), 4/25/24	3,146,227	3,138,955
FHLMC, Series KF32, Class A, VRN, 2.86%, (1-month LIBOR plus 0.37%), 5/25/24	2,700,622	2,694,378
FHLMC, Series KI03, Class A, VRN, 2.74%, (1-month LIBOR plus 0.25%), 2/25/23	5,400,000	5,395,087
FHLMC, Series KIR1, Class A2, SEQ, 2.85%, 3/25/26	9,600,000	9,533,065
FHLMC, Series KIR3, Class A2 SEQ, 3.28%, 8/25/27	5,000,000	5,106,585
FHLMC, Series KP03, Class A2 SEQ, 1.78%, 7/25/19	887,528	883,596
FNMA, Series 2005-103, Class FP, VRN, 2.79%, (1-month LIBOR plus 0.30%), 10/25/35	2,093,456	2,090,879
FNMA, Series 2008-9, Class FA, VRN, 2.99%, (1-month LIBOR plus 0.50%), 2/25/38	6,424,876	6,468,738
FNMA, Series 2009-89, Class FD, VRN, 3.09%, (1-month LIBOR plus 0.60%), 5/25/36	1,155,049	1,168,887
FNMA, Series 2014-M12, Class ASV2, SEQ, VRN, 2.61%, 10/25/21	10,615,226	10,609,068
FNMA, Series 2015-M12, Class FA, VRN, 2.82%, (1-month LIBOR plus 0.34%), 4/25/20	808,693	807,767
FNMA, Series 2016-11, Class FB, VRN, 3.06%, (1-month LIBOR plus 0.55%), 3/25/46	3,490,043	3,504,199
FNMA, Series 2016-M13, Class FA, VRN, 3.15%, (1-month LIBOR plus 0.67%), 11/25/23	2,231,512	2,230,113
FNMA, Series 2016-M2, Class FA, VRN, 3.33%, (1-month LIBOR plus 0.85%), 1/25/23	1,907,679	1,914,530
FNMA, Series 2017-M3, Class A2, SEQ, VRN, 2.49%, 12/25/26	9,000,000	8,786,204
GNMA, Series 2007-5, Class FA, VRN, 2.63%, (1-month LIBOR plus 0.14%), 2/20/37	636,697	633,174
GNMA, Series 2008-18, Class FH, VRN, 3.09%, (1-month LIBOR plus 0.60%), 2/20/38	1,183,034	1,187,625
GNMA, Series 2010-14, Class QF, VRN, 2.93%, (1-month LIBOR plus 0.45%), 2/16/40	3,359,785	3,373,101
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	1,081,335	1,104,932
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $160,920,579)		160,925,614
U.S. GOVERNMENT AGENCY SECURITIES — 4.0%
FNMA, 2.125%, 4/24/26	3,100,000	3,031,755
FNMA, 1.875%, 9/24/26	2,000,000	1,914,347
FNMA, 6.625%, 11/15/30	15,700,000	21,664,583
Federal Home Loan Bank, 3.25%, 11/16/28	2,000,000	2,105,633
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $26,968,250)		28,716,318

14

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 1.1%
Federal Home Loan Bank Discount Notes, 2.30%, 4/1/19(2)	$8,351,000	$8,351,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $2,068), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $2,027)		2,027
State Street Institutional U.S. Government Money Market Fund, Premier Class	343	343
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,353,370)		8,353,370
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $723,136,364)		729,964,206
OTHER ASSETS AND LIABILITIES — (1.4)%		(10,323,225)
TOTAL NET ASSETS — 100.0%		$719,640,981

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	255	June 2019	$51,000,000	$54,338,906	$181,778
U.S. Treasury 5-Year Notes	5	June 2019	$500,000	579,141	5,773
U.S. Treasury 10-Year Notes	154	June 2019	$15,400,000	19,129,687	245,091
U.S. Treasury Long Bonds	20	June 2019	$2,000,000	2,993,125	66,330
U.S. Treasury Ultra Bonds	11	June 2019	$1,100,000	1,848,000	66,038
				$78,888,859	$565,010

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments and/or futures contracts. At the period end, the aggregate value of securities pledged was $469,400.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $723,136,364)	$729,964,206
Receivable for investments sold	5,731,350
Receivable for capital shares sold	684,567
Interest receivable	2,998,873
739,378,996

Liabilities
Payable for investments purchased	15,961,329
Payable for capital shares redeemed	3,220,321
Payable for variation margin on futures contracts	114,825
Accrued management fees	248,336
Distribution and service fees payable	15,890
Dividends payable	177,314
19,738,015

Net Assets	$719,640,981

Net Assets Consist of:
Capital paid in	$725,817,531
Distributable earnings	(6,176,550)
$719,640,981

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$449,564,859	41,301,050	$10.89
I Class	$14,064,900	1,293,447	$10.87
A Class	$58,964,122	5,417,625	$10.88*
C Class	$2,080,422	191,241	$10.88
R Class	$2,394,463	220,076	$10.88
R5 Class	$192,572,215	17,695,286	$10.88
*Maximum offering price $11.39 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$19,988,806

Expenses:
Management fees	2,950,720
Distribution and service fees:
A Class	147,970
C Class	42,677
R Class	14,783
Trustees' fees and expenses	50,702
Other expenses	10,174
3,217,026

Net investment income (loss)	16,771,780

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	683,401
Futures contract transactions	(139,568)
Swap agreement transactions	197,870
741,703

Change in net unrealized appreciation (depreciation) on:
Investments	9,631,449
Futures contracts	417,236
Swap agreements	(11,719)
10,036,966

Net realized and unrealized gain (loss)	10,778,669

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,550,449

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$16,771,780	$15,629,854
Net realized gain (loss)	741,703	(1,542,422)
Change in net unrealized appreciation (depreciation)	10,036,966	(10,169,122)
Net increase (decrease) in net assets resulting from operations	27,550,449	3,918,310

Distributions to Shareholders
From earnings:
Investor Class	(11,541,082)	(11,917,351)
I Class	(277,166)	(110,229)
A Class	(1,370,763)	(1,513,468)
C Class	(66,877)	(49,027)
R Class	(61,046)	(58,754)
R5 Class	(5,572,101)	(4,694,302)
Decrease in net assets from distributions	(18,889,035)	(18,343,131)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(42,706,744)	(118,335,535)

Net increase (decrease) in net assets	(34,045,330)	(132,760,356)

Net Assets
Beginning of period	753,686,311	886,446,667
End of period	$719,640,981	$753,686,311

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

19

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $1,169,611,581 and $1,248,468,764, respectively, all of which are U.S. Treasury and Government Agency obligations.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	9,092,541	$97,109,886	10,606,240	$116,124,198
Issued in reinvestment of distributions	1,008,294	10,766,677	1,024,226	11,201,293
Redeemed	(12,850,398)	(136,985,855)	(21,607,821)	(236,421,396)
	(2,749,563)	(29,109,292)	(9,977,355)	(109,095,905)
I Class
Sold	1,074,389	11,458,146	732,023	8,038,443
Issued in reinvestment of distributions	25,140	268,319	9,451	103,057
Redeemed	(368,356)	(3,920,829)	(179,200)	(1,959,168)
	731,173	7,805,636	562,274	6,182,332
A Class
Sold	3,511,615	37,373,387	2,121,376	23,209,998
Issued in reinvestment of distributions	65,698	701,521	66,476	726,882
Redeemed	(4,359,113)	(46,418,379)	(4,722,242)	(51,665,325)
	(781,800)	(8,343,471)	(2,534,390)	(27,728,445)
C Class
Sold	56,652	605,142	186,186	2,041,719
Issued in reinvestment of distributions	5,971	63,688	4,279	46,681
Redeemed	(294,656)	(3,162,823)	(74,116)	(812,035)
	(232,033)	(2,493,993)	116,349	1,276,365
R Class
Sold	76,478	817,133	90,425	989,134
Issued in reinvestment of distributions	4,536	48,388	4,079	44,568
Redeemed	(154,834)	(1,656,328)	(107,684)	(1,174,046)
	(73,820)	(790,807)	(13,180)	(140,344)
R5 Class
Sold	6,131,588	65,376,958	5,185,262	56,645,190
Issued in reinvestment of distributions	448,141	4,783,322	364,484	3,981,861
Redeemed	(7,478,888)	(79,935,097)	(4,525,557)	(49,456,589)
	(899,159)	(9,774,817)	1,024,189	11,170,462
Net increase (decrease)	(4,005,202)	$(42,706,744)	(10,822,113)	$(118,335,535)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$319,063,330	—
U.S. Treasury Securities and Equivalents	—	212,905,574	—
Collateralized Mortgage Obligations	—	160,925,614	—
U.S. Government Agency Securities	—	28,716,318	—
Temporary Cash Investments	$343	8,353,027	—
	$343	$729,963,863	—
Other Financial Instruments
Futures Contracts	$565,010	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $26,900,000 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $23,500,000.

23

Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$114,825

*	Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(139,568)	Change in net unrealized appreciation (depreciation) on futures contracts	$417,236
Other Contracts	Net realized gain (loss) on swap agreement transactions	197,870	Change in net unrealized appreciation (depreciation) on swap agreements	(11,719)
		$58,302		$405,517

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$18,889,035	$18,343,131
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$723,402,430
Gross tax appreciation of investments	$12,299,128
Gross tax depreciation of investments	(5,737,352)
Net tax appreciation (depreciation) of investments	$6,561,776
Other book-to-tax adjustments	$(363,652)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(8,580,682)
Accumulated long-term capital losses	$(3,793,992)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.75	0.24	0.17	0.41	(0.27)	—	(0.27)	$10.89	3.93%	0.47%	2.28%	157%	$449,565
2018	$10.95	0.20	(0.16)	0.04	(0.24)	—	(0.24)	$10.75	0.34%	0.47%	1.85%	160%	$473,495
2017	$11.32	0.17	(0.29)	(0.12)	(0.21)	(0.04)	(0.25)	$10.95	(1.10)%	0.47%	1.52%	206%	$591,709
2016	$11.30	0.16	0.05	0.21	(0.19)	—	(0.19)	$11.32	1.89%	0.47%	1.41%	280%	$669,187
2015	$10.99	0.16	0.33	0.49	(0.18)	—	(0.18)	$11.30	4.54%	0.47%	1.39%	270%	$747,496
I Class
2019	$10.74	0.26	0.15	0.41	(0.28)	—	(0.28)	$10.87	3.94%	0.37%	2.38%	157%	$14,065
2018(3)	$10.96	0.21	(0.19)	0.02	(0.24)	—	(0.24)	$10.74	0.20%	0.37%(4)	2.00%(4)	160%(5)	$6,039
A Class
2019	$10.75	0.22	0.16	0.38	(0.25)	—	(0.25)	$10.88	3.58%	0.72%	2.03%	157%	$58,964
2018	$10.95	0.18	(0.17)	0.01	(0.21)	—	(0.21)	$10.75	0.09%	0.72%	1.60%	160%	$66,630
2017	$11.31	0.14	(0.28)	(0.14)	(0.18)	(0.04)	(0.22)	$10.95	(1.26)%	0.72%	1.27%	206%	$95,637
2016	$11.29	0.13	0.05	0.18	(0.16)	—	(0.16)	$11.31	1.64%	0.72%	1.16%	280%	$111,920
2015	$10.99	0.13	0.33	0.46	(0.16)	—	(0.16)	$11.29	4.18%	0.72%	1.14%	270%	$139,772

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$10.74	0.14	0.17	0.31	(0.17)	—	(0.17)	$10.88	2.90%	1.47%	1.28%	157%	$2,080
2018	$10.95	0.10	(0.18)	(0.08)	(0.13)	—	(0.13)	$10.74	(0.75)%	1.47%	0.85%	160%	$4,547
2017	$11.31	0.06	(0.28)	(0.22)	(0.10)	(0.04)	(0.14)	$10.95	(2.00)%	1.47%	0.52%	206%	$3,359
2016	$11.29	0.05	0.05	0.10	(0.08)	—	(0.08)	$11.31	0.88%	1.47%	0.41%	280%	$4,473
2015	$10.99	0.04	0.33	0.37	(0.07)	—	(0.07)	$11.29	3.41%	1.47%	0.39%	270%	$3,590
R Class
2019	$10.74	0.19	0.17	0.36	(0.22)	—	(0.22)	$10.88	3.42%	0.97%	1.78%	157%	$2,394
2018	$10.95	0.15	(0.18)	(0.03)	(0.18)	—	(0.18)	$10.74	(0.25)%	0.97%	1.35%	160%	$3,158
2017	$11.31	0.11	(0.28)	(0.17)	(0.15)	(0.04)	(0.19)	$10.95	(1.51)%	0.97%	1.02%	206%	$3,362
2016	$11.29	0.10	0.05	0.15	(0.13)	—	(0.13)	$11.31	1.39%	0.97%	0.91%	280%	$3,073
2015	$10.99	0.10	0.33	0.43	(0.13)	—	(0.13)	$11.29	3.92%	0.97%	0.89%	270%	$3,462
R5 Class
2019	$10.75	0.26	0.17	0.43	(0.30)	–	(0.30)	$10.88	4.04%	0.27%	2.48%	157%	$192,572
2018	$10.95	0.23	(0.17)	0.06	(0.26)	–	(0.26)	$10.75	0.54%	0.27%	2.05%	160%	$199,819
2017	$11.31	0.19	(0.28)	(0.09)	(0.23)	(0.04)	(0.27)	$10.95	(0.82)%	0.27%	1.72%	206%	$192,380
2016	$11.29	0.18	0.05	0.23	(0.21)	–	(0.21)	$11.31	2.10%	0.27%	1.61%	280%	$315,881
2015	$10.99	0.18	0.33	0.51	(0.21)	–	(0.21)	$11.29	4.65%	0.27%	1.59%	270%	$223,807

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Government Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Notes

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 1905

Annual Report

March 31, 2019

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	1.63%	1.42%	2.91%	—	2/10/97
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	2.70%	1.94%	3.41%	—	—
I Class	AIAHX	1.73%	—	—	1.32%	4/10/17
Y Class	AIAYX	1.83%	—	—	1.41%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		1.46%	1.16%	2.65%	—
With sales charge		-3.09%	0.23%	2.18%	—
C Class	AINOX	0.70%	0.42%	—	1.56%	3/1/10
R Class	AIARX	1.20%	0.91%	—	2.07%	3/1/10
R5 Class	AIANX	1.83%	1.62%	3.11%	—	10/1/02
R6 Class	AIADX	1.98%	—	—	1.62%	7/28/17
G Class	AINGX	2.19%	—	—	1.84%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $13,321

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $13,987

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.47%	0.37%	0.27%	0.72%	1.47%	0.97%	0.27%	0.22%	0.22%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond returned 1.63%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 2.70%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive, yet challenging, backdrop for TIPS as interest rates and inflation expectations declined overall. The 12-month period witnessed a marked shift in growth and inflation trends, Federal Reserve (Fed) policy and investor sentiment, which influenced performance in the fixed-income market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Investment-grade bond returns were generally flat to slightly negative, while risk remained in favor. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. Treasury yields plunged, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January. Investors responded enthusiastically to this backdrop, and risk assets returned to favor. Meanwhile, Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady again and suggested additional tightening was likely off the table for 2019. This news triggered another rally among Treasuries.

Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. TIPS advanced but underperformed the broad Treasury market as current inflation weakened and inflation expectations declined. The trailing 12-month headline inflation rate (as measured by the Consumer Price Index, or CPI) started the period at 2.4%, reached a reporting-period high of 2.9% in June and July, and ended the period at 1.9%. Annual core CPI (excluding food and energy prices) started the period at 2.0% and ended the period at 1.8%. Longer-term inflation expectations, as measured by the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS), generally tracked headline inflation, rising early in the period before retreating to close the fiscal year at 187 basis points (one basis point equals 0.01%), 18 basis points lower than March 31, 2018. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.87% or higher).

Approximately 88% of the portfolio was invested in TIPS at the end of the reporting period. The remainder included out-of-index allocations, including positions in investment-grade and high-yield corporate bonds, securitized securities and U.S. dollar-denominated emerging markets bonds. An out-of-index position designed to take advantage of differences in global interest rates primarily accounted for the portfolio's underperformance relative to the index.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Global Rates, Emerging Markets Positions Detracted

In the first several months of the period, we maintained an out-of-index global rates strategy, which included short positions in European government bond futures, a neutral position in U.S. Treasury futures and a long position in local-currency emerging markets bonds. Initially, we expected European rates to rise from their unusually low levels and converge with U.S. rates. We also expected select emerging markets rates to remain stable or decline. However, yields in Europe steadily declined, weighing on our short positions in European governments. Additionally, mounting investor concerns about the sustainability of synchronized global growth pressured emerging markets assets. With the global economy showing signs of slowing and leading central banks maintaining dovish policies, we exited our global rates trade in late 2018.

High-Yield Corporate Bonds, Securitized Securities Contributed

Other out-of-index positions generally aided performance. In particular, the portfolio’s position in high-yield corporate bonds was a prominent contributor, particularly in early 2019. Securitized bonds, including non-agency collateralized mortgage obligations, non-agency commercial mortgage-backed securities and asset-backed securities, also contributed to performance.

In addition, to diversify inflation protection, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, our swaps, combined with the corporate and securitized bonds, aided performance.

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%. Meanwhile, market-based inflation expectations, including breakeven rates, remain below historic averages, suggesting TIPS and other inflation-linked securities still offer value. While we have reduced risk in our out-of-index allocations, we will continue to look for opportunities among corporate bonds, securitized securities, emerging markets bonds and inflation swaps wherever value is apparent.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	7.4 years
Weighted Average Life to Maturity	8.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	88.1%
Commercial Mortgage-Backed Securities	2.5%
Collateralized Mortgage Obligations	2.5%
Asset-Backed Securities	1.5%
Collateralized Loan Obligations	1.2%
Corporate Bonds	1.1%
Municipal Securities	0.1%
Temporary Cash Investments	3.7%
Other Assets and Liabilities	(0.7)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.40	$2.37	0.47%
I Class	$1,000	$1,021.90	$1.87	0.37%
Y Class	$1,000	$1,021.50	$1.36	0.27%
A Class	$1,000	$1,020.00	$3.63	0.72%
C Class	$1,000	$1,015.90	$7.39	1.47%
R Class	$1,000	$1,018.50	$4.88	0.97%
R5 Class	$1,000	$1,021.50	$1.36	0.27%
R6 Class	$1,000	$1,022.70	$1.11	0.22%
G Class	$1,000	$1,022.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
I Class	$1,000	$1,023.09	$1.87	0.37%
Y Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%
R5 Class	$1,000	$1,023.59	$1.36	0.27%
R6 Class	$1,000	$1,023.84	$1.11	0.22%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. TREASURY SECURITIES — 88.1%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	$139,439,690	$153,927,151
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	103,379,680	118,275,243
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	65,531,557	72,443,453
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	47,833,822	60,784,321
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	29,341,405	34,806,922
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	29,551,388	39,079,116
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	23,897,182	29,870,571
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	29,999,862	37,705,764
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	73,326,417	71,561,293
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	49,496,812	46,674,738
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	91,446,987	101,275,610
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	39,069,026	37,641,509
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	43,586,950	43,236,219
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	10,203,060	10,494,650
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	49,443,560	49,220,994
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	34,469,471	34,920,465
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	21,771,820	21,606,526
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	106,398,489	107,384,529
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	166,762,394	165,500,026
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	28,463,050	28,179,600
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	186,475,500	184,456,630
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23	71	71
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	100,266,174	100,574,629
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	110,035,560	111,163,505
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	69,753,264	68,927,960
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	88,971,756	88,089,000
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25(1)	134,987,212	150,000,446
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	57,529,506	57,527,246
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	88,560,824	89,626,375
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	13,651,430	13,362,781
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	25,256,385	25,220,112
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	34,595,565	35,399,272
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	58,815,330	60,764,201
TOTAL U.S. TREASURY SECURITIES (Cost $2,168,018,308)		2,249,700,928
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	7,100,000	7,505,829
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	8,000,000	8,361,291
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	6,575,000	6,623,514
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 7/10/48	4,500,000	4,683,588

10

	Principal Amount	Value
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(2)	$7,165,000	$7,024,378
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	5,000,000	5,105,032
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	5,700,000	5,601,987
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	6,600,000	6,501,972
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	6,350,000	6,392,860
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	6,500,000	6,513,518
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $64,569,193)		64,313,969
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	340,630	345,096
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	680,377	710,497
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	1,165,243	1,159,736
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.24%, (1-year H15T1Y plus 2.15%), 9/25/35	499,182	507,665
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	1,212,204	1,228,026
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	6,285,000	6,303,049
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 10/25/44(2)	2,222,317	2,188,880
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(2)	4,265,373	4,347,014
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.23%, (1-month LIBOR plus 0.74%), 9/25/44	1,179,396	1,164,772
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	854,316	856,760
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.73%, 6/25/35	2,337,783	2,476,749
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.80%, 6/25/35	4,564,364	4,739,909
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	1,285,392	1,300,214
		27,328,367
U.S. Government Agency Collateralized Mortgage Obligations — 1.4%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.74%, (1-month LIBOR plus 3.25%), 5/25/25	4,900,000	5,313,669
FHLMC, Series K088, Class A2 SEQ, 3.69%, 1/25/29	27,300,000	28,996,575
FNMA, Series 2014-C02, Class 1M2, VRN, 5.09%, (1-month LIBOR plus 2.60%), 5/25/24	2,350,000	2,465,681
		36,775,925
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $62,880,058)		64,104,292

11

	Principal Amount	Value
ASSET-BACKED SECURITIES — 1.5%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	$3,568,076	$3,541,710
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	427,231	426,160
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	2,616,798	2,590,798
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(2)	1,856,704	1,842,748
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	1,640,594	1,622,429
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	11,500,000	11,839,722
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	872,534	868,865
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57	5,000,000	4,933,479
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	4,069,938	4,038,386
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	7,219,384	7,095,587
TOTAL ASSET-BACKED SECURITIES (Cost $38,801,433)		38,799,884
COLLATERALIZED LOAN OBLIGATIONS — 1.2%
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, VRN, 3.74%, (3-month LIBOR plus 0.97%), 4/17/31(2)	3,000,000	2,958,596
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.79%, (3-month LIBOR plus 1.02%), 4/17/31(2)	4,125,000	4,057,177
CBAM Ltd., Series 2018-5A, Class B1, VRN, 4.17%, (3-month LIBOR plus 1.40%), 4/17/31(2)	4,000,000	3,872,085
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.76%, (3-month LIBOR plus 0.97%), 4/15/31(2)	4,900,000	4,816,679
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.74%, (3-month LIBOR plus 0.96%), 4/16/31(2)	10,500,000	10,331,182
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.83%, (3-month LIBOR plus 1.07%), 10/20/28(2)	4,500,000	4,493,893
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $31,025,000)		30,529,612
CORPORATE BONDS — 1.1%
Banks — 0.1%
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	490,000	479,413
U.S. Bank N.A., 2.80%, 1/27/25	500,000	498,858
Wells Fargo & Co., MTN, 3.55%, 9/29/25	500,000	509,418
Wells Fargo & Co., MTN, 4.65%, 11/4/44	250,000	257,642
		1,745,331
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47	490,000	490,974
CommonSpirit Health, 2.95%, 11/1/22	550,000	546,744
		1,037,718
Diversified Telecommunication Services†
Verizon Communications, Inc., 4.40%, 11/1/34	130,000	135,611
Electric Utilities†
Duke Energy Progress LLC, 4.15%, 12/1/44	500,000	522,434

12

	Principal Amount	Value
Gas Utilities — 0.2%
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	$4,000,000	$4,402,170
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 3.25%, 6/10/24	500,000	510,587
McDonald's Corp., MTN, 4.60%, 5/26/45	490,000	509,830
		1,020,417
Media — 0.1%
Comcast Corp., 6.40%, 5/15/38	1,500,000	1,926,993
Warner Media LLC, 2.95%, 7/15/26	750,000	711,124
		2,638,117
Multi-Utilities†
MidAmerican Energy Co., 4.40%, 10/15/44	690,000	755,538
Oil, Gas and Consumable Fuels — 0.4%
Cimarex Energy Co., 3.90%, 5/15/27	4,800,000	4,795,335
Encana Corp., 6.50%, 2/1/38	2,955,000	3,476,590
Equinor ASA, 2.65%, 1/15/24	495,000	493,288
Occidental Petroleum Corp., 4.625%, 6/15/45	980,000	1,075,183
		9,840,396
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	1,000,000	1,009,845
Union Pacific Corp., 3.25%, 1/15/25	490,000	496,622
		1,506,467
Software†
Oracle Corp., 2.65%, 7/15/26	370,000	358,380
Wireless Telecommunication Services — 0.1%
Millicom International Cellular SA, 5.125%, 1/15/28(2)	3,000,000	2,895,000
TOTAL CORPORATE BONDS (Cost $26,482,521)		26,857,579
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	535,000	744,742
Los Angeles Community College District GO, 6.75%, 8/1/49	250,000	378,465
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	250,000	341,325
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	302,188
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	270,000	335,256
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	250,000	333,990
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	125,000	182,941
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	250,000	299,700
TOTAL MUNICIPAL SECURITIES (Cost $2,699,365)		2,918,607
TEMPORARY CASH INVESTMENTS — 3.7%
Bennington Stark Capital Co. LLC, 2.55%, 4/1/19 (LOC: Societe Generale SA)(2)(3)	58,396,000	58,383,834
Societe Generale SA, 2.50%, 4/1/19(2)(3)	34,000,000	33,993,180
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $421,242), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $412,908)		412,827

13

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	69,247	$69,247
TOTAL TEMPORARY CASH INVESTMENTS (Cost $92,878,074)		92,859,088
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $2,487,353,952)		2,570,083,959
OTHER ASSETS AND LIABILITIES — (0.7)%		(16,987,370)
TOTAL NET ASSETS — 100.0%		$2,553,096,589

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	112,400	USD	127,208	JPMorgan Chase Bank N.A.	6/19/19	$(293)
USD	1,093,152	MXN	21,578,268	Morgan Stanley	6/19/19	(4,782)
						$(5,075)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	1,512	June 2019	$302,400,000	$322,197,750	$1,153,217

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	260	June 2019	$26,000,000	$30,115,313	$(376,367)
U.S. Treasury 10-Year Notes	163	June 2019	$16,300,000	20,247,656	(409,554)
U.S. Treasury Long Bonds	116	June 2019	$11,600,000	17,360,125	(446,136)
				$67,723,094	$(1,232,057)

14

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.66%	12/4/19	$5,000,000	$(554,304)
Bank of America N.A.	CPURNSA	Receive	2.62%	3/18/20	$50,000,000	(5,444,552)
Bank of America N.A.	CPURNSA	Receive	1.41%	8/27/20	$12,800,000	227,948
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$4,500,000	(606,424)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	(1,009,672)
Barclays Bank plc	CPURNSA	Receive	1.71%	2/5/20	$39,000,000	(126,960)
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	(1,605,776)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$10,000,000	(720,758)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$15,000,000	(992,390)
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(5,176,995)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(3,700,006)
						$(19,709,889)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $22,331,458.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $180,831,566, which represented 7.1% of total net assets. Of these securities, 0.3% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $2,487,353,952)	$2,570,083,959
Foreign currency holdings, at value (cost of $180,858)	182,786
Receivable for investments sold	8,938,926
Receivable for capital shares sold	1,755,829
Swap agreements, at value	227,948
Interest receivable	6,054,115
2,587,243,563

Liabilities
Payable for investments purchased	8,700,000
Payable for capital shares redeemed	4,599,802
Payable for variation margin on futures contracts	182,500
Unrealized depreciation on forward foreign currency exchange contracts	5,075
Swap agreements, at value	19,937,837
Accrued management fees	668,523
Distribution and service fees payable	53,237
34,146,974

Net Assets	$2,553,096,589

Net Assets Consist of:
Capital paid in	$2,524,161,061
Distributable earnings	28,935,528
$2,553,096,589

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,101,608,889	96,729,503	$11.39
I Class	$149,791,365	13,167,552	$11.38
Y Class	$13,801,686	1,212,903	$11.38
A Class	$153,651,655	13,529,965	$11.36*
C Class	$11,406,811	1,003,885	$11.36
R Class	$26,748,194	2,344,759	$11.41
R5 Class	$327,938,937	28,816,634	$11.38
R6 Class	$238,544,838	20,970,077	$11.38
G Class	$529,604,214	46,506,792	$11.39
*Maximum offering price $11.90 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $229)	$72,756,289

Expenses:
Management fees	9,864,949
Distribution and service fees:
A Class	450,352
C Class	132,623
R Class	132,422
Trustees' fees and expenses	193,213
Other expenses	40,627
10,814,186
Fees waived - G Class	(1,227,198)
9,586,988

Net investment income (loss)	63,169,301

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(45,393,811)
Forward foreign currency exchange contract transactions	22,830,378
Futures contract transactions	(13,108,108)
Swap agreement transactions	(793,108)
Foreign currency translation transactions	(1,141,874)
(37,606,523)

Change in net unrealized appreciation (depreciation) on:
Investments	11,473,363
Forward foreign currency exchange contracts	2,517,684
Futures contracts	3,232,583
Swap agreements	(3,153,777)
Translation of assets and liabilities in foreign currencies	(63,437)
14,006,416

Net realized and unrealized gain (loss)	(23,600,107)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,569,194

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$63,169,301	$77,287,921
Net realized gain (loss)	(37,606,523)	(11,697,293)
Change in net unrealized appreciation (depreciation)	14,006,416	(39,206,873)
Net increase (decrease) in net assets resulting from operations	39,569,194	26,383,755

Distributions to Shareholders
From earnings:
Investor Class	(34,069,357)	(33,906,977)
I Class	(8,450,282)	(3,013,310)
Y Class	(159,420)	(116)
A Class	(4,812,722)	(4,580,783)
C Class	(253,001)	(178,873)
R Class	(643,892)	(443,718)
R5 Class	(12,228,621)	(21,545,290)
R6 Class	(5,300,490)	(856,311)
G Class	(19,437,566)	(6,848,776)
Decrease in net assets from distributions	(85,355,351)	(71,374,154)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(461,708,343)	(133,418,892)

Net increase (decrease) in net assets	(507,494,500)	(178,409,291)

Net Assets
Beginning of period	3,060,591,089	3,239,000,380
End of period	$2,553,096,589	$3,060,591,089

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the R6 Class and G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

19

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 31% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
Y Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%
R6 Class		0.0000% to 0.0600%	0.21%
G Class		0.0000% to 0.0600%	0.00%(1)
(1) Effective annual management fee before waiver was 0.21%.

21

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $554,298,840, of which $432,629,822 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 totaled $1,141,825,528, of which $670,330,392 represented U.S. Treasury and Government Agency obligations.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	14,317,316	$162,060,702	25,875,586	$300,782,889
Issued in reinvestment of distributions	2,983,655	33,390,811	2,826,544	32,590,971
Redeemed	(35,608,642)	(402,482,886)	(59,113,379)	(685,998,778)
	(18,307,671)	(207,031,373)	(30,411,249)	(352,624,918)
I Class
Sold	11,530,294	131,772,224	30,674,641	355,737,388
Issued in reinvestment of distributions	625,361	7,032,917	214,839	2,478,348
Redeemed	(24,470,524)	(276,384,891)	(5,407,059)	(62,637,199)
	(12,314,869)	(137,579,750)	25,482,421	295,578,537
Y Class
Sold	1,182,603	13,310,186	49,055	562,096
Issued in reinvestment of distributions	14,426	159,420	10	116
Redeemed	(33,191)	(371,165)	—	—
	1,163,838	13,098,441	49,065	562,212
A Class
Sold	5,075,108	57,218,565	6,247,093	72,450,974
Issued in reinvestment of distributions	298,880	3,343,200	318,132	3,659,734
Redeemed	(9,670,090)	(108,653,724)	(13,422,796)	(155,526,706)
	(4,296,102)	(48,091,959)	(6,857,571)	(79,415,998)
C Class
Sold	230,478	2,615,958	236,425	2,739,230
Issued in reinvestment of distributions	17,641	197,791	11,633	134,135
Redeemed	(519,259)	(5,842,453)	(341,062)	(3,951,200)
	(271,140)	(3,028,704)	(93,004)	(1,077,835)
R Class
Sold	922,526	10,452,601	852,096	9,902,016
Issued in reinvestment of distributions	51,873	582,668	33,980	392,949
Redeemed	(967,868)	(10,935,149)	(844,565)	(9,809,583)
	6,531	100,120	41,511	485,382
R5 Class
Sold	8,611,592	97,143,025	16,793,728	194,807,260
Issued in reinvestment of distributions	1,014,155	11,346,831	1,824,215	21,007,651
Redeemed	(19,497,568)	(219,581,481)	(83,057,206)	(960,786,691)
	(9,871,821)	(111,091,625)	(64,439,263)	(744,971,780)
R6 Class
Sold	15,438,634	174,046,202	9,697,141	112,656,372
Issued in reinvestment of distributions	447,142	4,977,221	74,204	856,311
Redeemed	(4,229,430)	(47,352,246)	(457,614)	(5,309,635)
	11,656,346	131,671,177	9,313,731	108,203,048

23

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
G Class
Sold	1,753,919	$19,584,411	72,442,899	$837,957,685
Issued in reinvestment of distributions	1,737,806	19,437,566	593,481	6,848,776
Redeemed	(12,412,260)	(138,776,647)	(17,609,053)	(204,964,001)
	(8,920,535)	(99,754,670)	55,427,327	639,842,460
Net increase (decrease)	(41,155,423)	$(461,708,343)	(11,487,032)	$(133,418,892)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class and July 28, 2017 (commencement of sale) through March 31, 2018 for the R6 Class and G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

24

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,249,700,928	—
Commercial Mortgage-Backed Securities	—	64,313,969	—
Collateralized Mortgage Obligations	—	64,104,292	—
Asset-Backed Securities	—	38,799,884	—
Collateralized Loan Obligations	—	30,529,612	—
Corporate Bonds	—	26,857,579	—
Municipal Securities	—	2,918,607	—
Temporary Cash Investments	$69,247	92,789,841	—
	$69,247	$2,570,014,712	—
Other Financial Instruments
Futures Contracts	$1,153,217	—	—
Swap Agreements	—	$227,948	—
	$1,153,217	$227,948	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,232,057	—	—
Swap Agreements	—	$19,937,837	—
Forward Foreign Currency Exchange Contracts	—	5,075	—
	$1,232,057	$19,942,912	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $25,500,000.

25

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $489,546,061.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $187,740,392 futures contracts purchased and $251,579,858 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $76,387,239.

26

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $282,283,333.

Value of Derivative Instruments as of March 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$5,075
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	182,500
Other Contracts	Swap agreements	$227,948	Swap agreements	19,937,837
		$227,948		$20,125,412

* Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$999,292	Change in net unrealized appreciation (depreciation) on swap agreements	$400,160
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	22,830,378	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,517,684
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(13,108,108)	Change in net unrealized appreciation (depreciation) on futures contracts	3,232,583
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(2,796,389)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,003,989	Change in net unrealized appreciation (depreciation) on swap agreements	(3,553,937)
		$8,929,162		$2,596,490

27

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$85,355,351	$71,374,154
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,489,590,227
Gross tax appreciation of investments	$93,123,412
Gross tax depreciation of investments	(12,629,680)
Net tax appreciation (depreciation) of investments	80,493,732
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(19,707,960)
Net tax appreciation (depreciation)	$60,785,772
Other book-to-tax adjustments	$(3,814,679)
Undistributed ordinary income	$19,526,383
Accumulated short-term capital losses	$(23,265,661)
Accumulated long-term capital losses	$(24,296,287)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$11.54	0.24	(0.06)	0.18	(0.33)	—	(0.33)	$11.39	1.63%	0.47%	2.17%	21%	$1,101,609
2018	$11.70	0.27	(0.18)	0.09	(0.25)	—	(0.25)	$11.54	0.80%	0.47%	2.34%	23%	$1,326,980
2017	$11.76	0.28	(0.09)	0.19	(0.23)	(0.02)	(0.25)	$11.70	1.57%	0.47%	2.42%	21%	$1,702,008
2016	$11.76	0.20	(0.09)	0.11	(0.11)	—	(0.11)	$11.76	0.98%	0.47%	1.69%	14%	$1,496,429
2015	$11.73	0.08	0.17	0.25	(0.18)	(0.04)	(0.22)	$11.76	2.14%	0.47%	0.61%	18%	$1,813,395
I Class
2019	$11.53	0.29	(0.10)	0.19	(0.34)	—	(0.34)	$11.38	1.73%	0.37%	2.27%	21%	$149,791
2018(3)	$11.69	0.29	(0.19)	0.10	(0.26)	—	(0.26)	$11.53	0.87%	0.37%(4)	2.55%(4)	23%(5)	$293,697
Y Class
2019	$11.53	0.25	(0.05)	0.20	(0.35)	—	(0.35)	$11.38	1.83%	0.27%	2.37%	21%	$13,802
2018(3)	$11.69	0.30	(0.19)	0.11	(0.27)	—	(0.27)	$11.53	0.95%	0.27%(4)	2.64%(4)	23%(5)	$566
A Class
2019	$11.50	0.22	(0.06)	0.16	(0.30)	—	(0.30)	$11.36	1.46%	0.72%	1.92%	21%	$153,652
2018	$11.67	0.24	(0.19)	0.05	(0.22)	—	(0.22)	$11.50	0.46%	0.72%	2.09%	23%	$205,059
2017	$11.73	0.25	(0.09)	0.16	(0.20)	(0.02)	(0.22)	$11.67	1.32%	0.72%	2.17%	21%	$288,058
2016	$11.73	0.18	(0.10)	0.08	(0.08)	—	(0.08)	$11.73	0.73%	0.72%	1.44%	14%	$193,664
2015	$11.69	0.08	0.13	0.21	(0.13)	(0.04)	(0.17)	$11.73	1.83%	0.72%	0.36%	18%	$243,242

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$11.51	0.14	(0.07)	0.07	(0.22)	—	(0.22)	$11.36	0.70%	1.47%	1.17%	21%	$11,407
2018	$11.68	0.16	(0.19)	(0.03)	(0.14)	—	(0.14)	$11.51	(0.29)%	1.47%	1.34%	23%	$14,674
2017	$11.74	0.17	(0.10)	0.07	(0.11)	(0.02)	(0.13)	$11.68	0.55%	1.47%	1.42%	21%	$15,972
2016	$11.76	0.08	(0.09)	(0.01)	(0.01)	—	(0.01)	$11.74	(0.05)%	1.47%	0.69%	14%	$16,558
2015	$11.68	(0.03)	0.17	0.14	(0.02)	(0.04)	(0.06)	$11.76	1.21%	1.47%	(0.39)%	18%	$20,716
R Class
2019	$11.55	0.17	(0.04)	0.13	(0.27)	—	(0.27)	$11.41	1.20%	0.97%	1.67%	21%	$26,748
2018	$11.72	0.22	(0.20)	0.02	(0.19)	—	(0.19)	$11.55	0.21%	0.97%	1.84%	23%	$27,016
2017	$11.78	0.22	(0.09)	0.13	(0.17)	(0.02)	(0.19)	$11.72	1.06%	0.97%	1.92%	21%	$26,920
2016	$11.78	0.13	(0.08)	0.05	(0.05)	—	(0.05)	$11.78	0.48%	0.97%	1.19%	14%	$17,695
2015	$11.72	0.02	0.17	0.19	(0.09)	(0.04)	(0.13)	$11.78	1.60%	0.97%	0.11%	18%	$18,228
R5 Class
2019	$11.53	0.28	(0.08)	0.20	(0.35)	—	(0.35)	$11.38	1.83%	0.27%	2.37%	21%	$327,939
2018	$11.69	0.29	(0.17)	0.12	(0.28)	—	(0.28)	$11.53	0.92%	0.27%	2.54%	23%	$445,988
2017	$11.76	0.31	(0.11)	0.20	(0.25)	(0.02)	(0.27)	$11.69	1.78%	0.27%	2.62%	21%	$1,206,044
2016	$11.76	0.21	(0.08)	0.13	(0.13)	—	(0.13)	$11.76	1.19%	0.27%	1.89%	14%	$1,147,155
2015	$11.74	0.07	0.21	0.28	(0.22)	(0.04)	(0.26)	$11.76	2.37%	0.27%	0.81%	18%	$1,065,257
R6 Class
2019	$11.52	0.26	(0.04)	0.22	(0.36)	—	(0.36)	$11.38	1.98%	0.22%	2.42%	21%	$238,545
2018(6)	$11.55	0.20	(0.11)	0.09	(0.12)	—	(0.12)	$11.52	0.74%	0.22%(4)	2.56%(4)	23%(5)	$107,331

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$11.53	0.30	(0.06)	0.24	(0.38)	—	(0.38)	$11.39	2.19%	0.01%(7)	2.63%(7)	21%	$529,604
2018(6)	$11.55	0.22	(0.12)	0.10	(0.12)	—	(0.12)	$11.53	0.88%	0.01%(4)(8)	2.80%(4)(8)	23%(5)	$639,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	July 28, 2017 (commencement of sale) through March 31, 2018.

(7)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.22% and 2.42%, respectively.

(8)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.22% and 2.59%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Inflation-Adjusted Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 1905

Annual Report

March 31, 2019

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Markets Ended Roller-Coaster Period on Upswing

For the first half of the period, U.S. stocks climbed higher, while bond returns headed lower. Robust economic growth, bolstered by federal tax and regulatory reform, and record corporate earnings results fueled risk-on sentiment that drove stock prices higher. Meanwhile, the combination of strong economic data, the Federal Reserve’s (Fed’s) ongoing rate-hike campaign and an uptick in inflation pushed investment-grade bond returns lower.

Market trends began changing in late 2018. Mounting investor concerns about slowing global economic and earnings growth, U.S.-China trade tensions and rising interest rates triggered widespread volatility. Stock prices plunged as investors sought safe-haven investments, including U.S. Treasuries. Furthermore, the Fed issued another rate hike in December, its fourth of the year, and maintained its hawkish outlook. Investors feared the December rate increase and the Fed’s plans for two more rate hikes in 2019 were too aggressive, and risk-off investing remained in favor.

January brought a renewed sense of stability to the markets. Investors’ concerns about growth and trade eased, and the Fed changed course, pausing its rate-hike campaign amid moderating global growth and inflation. Valuations appeared attractive after the late-2018 sell-off, and risk-on investing resumed. In March, the Fed held rates steady again, hinting additional tightening was off the table for 2019. This news drove stock and bond returns higher and left both asset classes on an upward track to end the period. Overall, stocks (S&P 500 Index) overcame their late-2018 nosedive to gain 9.50% for the period. Bonds (Bloomberg Barclays U.S. Aggregate Bond Index) bounced back from losses early in the period to return 4.48%.

We expect volatility to remain a formidable factor as investors react to global growth trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	2.25%	0.61%	0.85%	—	12/15/82
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	—	2.74%	0.99%	1.10%	—	—
I Class	ASGHX	2.35%	—	—	1.13%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		1.99%	0.37%	0.59%	—
With sales charge		-0.33%	-0.08%	0.37%	—
C Class	TWACX	1.20%	-0.38%	—	-0.35%	3/1/10
R Class	TWARX	1.74%	0.11%	—	0.15%	3/1/10
R5 Class	TWUOX	2.45%	0.81%	—	0.85%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2019
Investor Class — $10,879

Bloomberg Barclays U.S. 1-3 Year Government Bond Index — $11,157

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman and Jim Platz

Performance Summary

Short-Term Government returned 2.25%* for the 12 months ended March 31, 2019. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index returned 2.74%. Fund returns were reduced by operating expenses, while index returns were not.

Performance reflects the improving environment for U.S. Treasuries and other government securities as the reporting period unfolded. The 12-month period witnessed a marked shift in Federal Reserve (Fed) policy and investor sentiment toward the U.S. and global economic growth outlook, which influenced performance in the government bond market. In the first several months of the period, robust economic growth, rising inflation and the Fed’s steady rate-tightening strategy drove Treasury yields higher. Government bond returns were generally flat to slightly negative. Meanwhile, risk-on investing remained in favor, and higher-yielding securities outperformed. The environment reversed sharply in late 2018, as worries about future economic and corporate earnings growth, U.S.-China trade negotiations and a surprisingly bullish Fed outlook triggered severe volatility in the equity markets. Treasury yields plunged, as investors fled risk assets in favor of perceived safe-haven investments.

The new year brought a new sense of stability to the financial markets. Progress with U.S.-China trade negotiations and better-than-feared U.S. economic and earnings data helped restore some investor optimism. Additionally, the Fed paused its rate-hike campaign in January, seemingly acknowledging its December plan for two rate hikes in 2019 may have been too aggressive, and Treasury yields moved modestly lower. Then, at its March monetary policy meeting, the Fed held rates steady and suggested additional tightening was likely off the table for 2019. This news triggered a sharp rally among Treasuries, particularly longer-maturity securities. The yield curve flattened dramatically and briefly inverted. Overall, the Treasury market rally of late 2018 and early 2019 supported broad U.S. fixed-income gains for the entire 12-month period. Shorter-duration Treasuries (those with less sensitivity to interest rate changes) underperformed longer-duration Treasuries.

Securitized Exposure Delivered Mixed Results

We maintained an overweight position compared with the index in the securitized sector and a significant underweight in the Treasury sector. Within the securitized sector, we favored structured mortgage products, with their higher yields and more-predictable cash flows, over traditional government agency pass-through mortgage-backed securities (MBS). Our overweight to the securitized sector aided performance, as MBS and other securitized bonds generally outperformed U.S. Treasuries. However, security selection within the allocation detracted, particularly our selections among agency commercial mortgage-backed securities (CMBS) and agency MBS.

In addition, some of our securitized holdings were floating-rate securities, which modestly detracted from relative results. Unlike the fixed-rate bonds represented in the index, floating-rate securities did not benefit from price appreciation as interest rates declined.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

We expect the U.S. economy to continue to grow, but at a more moderate pace (2.0% to 2.5% annualized). However, we expect U.S. economic growth to remain more robust than growth in Europe and Japan. We expect headline inflation to eventually converge with core inflation near 2%. These factors should enable the Fed to remain on hold throughout the remainder of 2019. Against a backdrop of slowing global growth, geopolitical uncertainties (mainly Brexit) and a dovish Fed, we expect the 10-year Treasury yield to fluctuate within a near-term range of 2.35% to 2.80%.

We do not believe the dramatic flattening (and brief) inversion of the yield curve late in the reporting period is an indication of a looming recession. Instead, we believe the curve flattened in response to the Fed’s unexpected pivot to dovish monetary policy. We believe the Fed’s change of course is more reflective of a lack of inflation than a lack of growth. Given the yield curve’s notable flattening, we initiated a position designed to take advantage of our outlook for the curve between two and five years to steepen.

We expect to maintain our overweight positions among securitized securities, focusing on structured mortgages over traditional pass-through securities. Although we expect to maintain overweight exposure to fixed- and floating-rate securitized securities, we plan to take profits and reduce weightings as warranted.

6

Fund Characteristics

MARCH 31, 2019
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life to Maturity	2.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities and Equivalents	67.1%
Collateralized Mortgage Obligations	19.4%
U.S. Government Agency Mortgage-Backed Securities	10.3%
U.S. Government Agency Securities	0.3%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	1.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period(1) 10/1/18 - 3/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.00	$2.77	0.55%
I Class	$1,000	$1,019.50	$2.27	0.45%
A Class	$1,000	$1,017.70	$4.02	0.80%
C Class	$1,000	$1,014.20	$7.78	1.55%
R Class	$1,000	$1,016.50	$5.28	1.05%
R5 Class	$1,000	$1,020.00	$1.76	0.35%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
I Class	$1,000	$1,022.69	$2.27	0.45%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%
R5 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2019

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 67.1%
Iraq Government AID Bond, 2.15%, 1/18/22	$700,000	$698,258
U.S. Treasury Bills, 2.55%, 1/30/20(1)	9,000,000	8,823,148
U.S. Treasury Bills, 2.54%, 2/27/20(1)	32,000,000	31,314,703
U.S. Treasury Notes, 1.375%, 1/15/20(2)	1,400,000	1,388,625
U.S. Treasury Notes, 1.625%, 10/15/20	5,700,000	5,639,215
U.S. Treasury Notes, 1.875%, 12/15/20(2)	11,900,000	11,813,539
U.S. Treasury Notes, 2.25%, 2/15/21	8,000,000	7,993,906
U.S. Treasury Notes, 2.625%, 5/15/21	15,000,000	15,110,156
U.S. Treasury Notes, 2.75%, 9/15/21	23,800,000	24,088,668
U.S. Treasury Notes, 1.875%, 1/31/22	15,000,000	14,855,273
U.S. Treasury Notes, 2.375%, 3/15/22	5,800,000	5,827,754
U.S. Treasury Notes, 1.875%, 4/30/22	3,500,000	3,463,975
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $130,187,621)		131,017,220
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.4%
FHLMC, Series 3114, Class FT, VRN, 2.83%, (1-month LIBOR plus 0.35%), 9/15/30	561,937	562,577
FHLMC, Series 3149, Class LF, VRN, 2.78%, (1-month LIBOR plus 0.30%), 5/15/36	1,509,790	1,507,078
FHLMC, Series 3200, Class FP, VRN, 2.68%, (1-month LIBOR plus 0.20%), 8/15/36	875,559	870,496
FHLMC, Series 3206, Class FE, VRN, 2.88%, (1-month LIBOR plus 0.40%), 8/15/36	468,243	460,757
FHLMC, Series 3213, Class LF, VRN, 2.70%, (1-month LIBOR plus 0.22%), 9/15/36	1,197,763	1,190,146
FHLMC, Series 3231, Class FA, VRN, 2.88%, (1-month LIBOR plus 0.40%), 10/15/36	455,920	456,664
FHLMC, Series 3301, Class FA, VRN, 2.78%, (1-month LIBOR plus 0.30%), 8/15/35	446,194	445,345
FHLMC, Series 3380, Class FP, VRN, 2.83%, (1-month LIBOR plus 0.35%), 11/15/36	523,249	523,456
FHLMC, Series 3508, Class PF, VRN, 3.33%, (1-month LIBOR plus 0.85%), 2/15/39	191,390	195,491
FHLMC, Series 3587, Class FB, VRN, 3.26%, (1-month LIBOR plus 0.78%), 2/15/36	519,271	528,602
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,059,601	1,061,995
FHLMC, Series K039, Class A1 SEQ, 2.68%, 12/25/23	1,988,544	1,992,324
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	1,156,092	1,151,960
FHLMC, Series K716, Class A1 SEQ, 2.41%, 1/25/21	883,215	880,382
FHLMC, Series K718, Class A1 SEQ, 2.375%, 9/25/21	2,091,284	2,082,292
FHLMC, Series K722, Class A1 SEQ, 2.18%, 5/25/22	1,021,955	1,015,503
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	2,100,000	2,137,175
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	1,700,000	1,722,007
FHLMC, Series KF29, Class A, VRN, 2.85%, (1-month LIBOR plus 0.36%), 2/25/24	728,506	727,022

10

	Principal Amount	Value
FHLMC, Series KF31, Class A, VRN, 2.86%, (1-month LIBOR plus 0.37%), 4/25/24	$786,557	$784,739
FHLMC, Series KF32, Class A, VRN, 2.86%, (1-month LIBOR plus 0.37%), 5/25/24	659,454	657,930
FHLMC, Series KF35, Class A, VRN, 2.84%, (1-month LIBOR plus 0.35%), 8/25/24	1,589,899	1,584,727
FHLMC, Series KI03, Class A, VRN, 2.74%, (1-month LIBOR plus 0.25%), 2/25/23	1,300,000	1,298,817
FHLMC, Series KIR1, Class A1 SEQ, 2.45%, 3/25/26	2,880,256	2,862,732
FHLMC, Series KP03, Class A2 SEQ, 1.78%, 7/25/19	227,571	226,563
FNMA, Series 2004-28, Class FE, VRN, 2.84%, (1-month LIBOR plus 0.35%), 5/25/34	1,679,660	1,681,231
FNMA, Series 2006-11, Class FA, VRN, 2.79%, (1-month LIBOR plus 0.30%), 3/25/36	453,945	453,400
FNMA, Series 2006-60, Class KF, VRN, 2.79%, (1-month LIBOR plus 0.30%), 7/25/36	1,020,301	1,018,518
FNMA, Series 2006-72, Class TE, VRN, 2.79%, (1-month LIBOR plus 0.30%), 8/25/36	570,697	569,734
FNMA, Series 2008-9, Class FA, VRN, 2.99%, (1-month LIBOR plus 0.50%), 2/25/38	1,562,324	1,572,990
FNMA, Series 2009-33, Class FB, VRN, 3.31%, (1-month LIBOR plus 0.82%), 3/25/37	631,029	645,691
FNMA, Series 2009-89, Class FD, VRN, 3.09%, (1-month LIBOR plus 0.60%), 5/25/36	318,523	322,339
FNMA, Series 2015-M12, Class FA, VRN, 2.82%, (1-month LIBOR plus 0.34%), 4/25/20	214,492	214,246
FNMA, Series 2015-M13, Class ASQ2 SEQ, 1.65%, 9/25/19	74,140	73,886
FNMA, Series 2016-11, Class FB, VRN, 3.06%, (1-month LIBOR plus 0.55%), 3/25/46	581,674	584,033
FNMA, Series 2016-M13, Class FA, VRN, 3.15%, (1-month LIBOR plus 0.67%), 11/25/23	538,641	538,303
FNMA, Series 2016-M2, Class FA, VRN, 3.33%, (1-month LIBOR plus 0.85%), 1/25/23	517,773	519,632
GNMA, Series 2010-14, Class QF, VRN, 2.93%, (1-month LIBOR plus 0.45%), 2/16/40	861,894	865,310
GNMA, Series 2012-105, Class FE, VRN, 2.79%, (1-month LIBOR plus 0.30%), 1/20/41	1,213,198	1,212,195
GNMA, Series 2016-68, Class MF, VRN, 2.79%, (1-month LIBOR plus 0.30%), 5/20/46	688,307	686,134
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $38,039,863)		37,884,422
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 10.2%
FHLMC, VRN, 4.39%, (6-month H15BDI6M plus 2.14%), 9/1/20	692	690
FHLMC, VRN, 2.50%, (1-month COF 11 plus 1.50%), 1/1/21	6,538	6,512
FHLMC, VRN, 5.13%, (6-month LIBOR plus 2.26%), 3/1/24	16,767	16,822
FHLMC, VRN, 4.62%, (1-year H15T1Y plus 2.25%), 9/1/35	169,654	178,679
FHLMC, VRN, 4.39%, (12-month LIBOR plus 1.64%), 8/1/36	967,081	1,009,233
FHLMC, VRN, 4.45%, (1-year H15T1Y plus 2.14%), 10/1/36	94,239	99,031
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.67%), 12/1/36	117,489	122,195
FHLMC, VRN, 4.58%, (1-year H15T1Y plus 2.25%), 4/1/37	60,705	63,809
FHLMC, VRN, 4.26%, (12-month LIBOR plus 1.81%), 5/1/40	63,269	66,833
FHLMC, VRN, 4.63%, (12-month LIBOR plus 1.88%), 7/1/40	296,100	310,171

11

	Principal Amount	Value
FHLMC, VRN, 4.14%, (12-month LIBOR plus 1.78%), 9/1/40	$124,146	$128,622
FHLMC, VRN, 3.81%, (12-month LIBOR plus 1.78%), 2/1/41	499,789	514,180
FHLMC, VRN, 4.23%, (12-month LIBOR plus 1.88%), 5/1/41	67,147	70,138
FHLMC, VRN, 4.76%, (12-month LIBOR plus 1.88%), 10/1/41	393,848	409,512
FHLMC, VRN, 4.54%, (12-month LIBOR plus 1.75%), 10/1/42	77,753	80,446
FHLMC, VRN, 2.07%, (12-month LIBOR plus 1.65%), 12/1/42	486,196	497,470
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.65%), 2/1/43	362,544	361,714
FHLMC, VRN, 2.85%, (12-month LIBOR plus 1.62%), 1/1/44	482,598	485,286
FHLMC, VRN, 3.18%, (12-month LIBOR plus 1.62%), 6/1/44	417,095	422,952
FHLMC, VRN, 2.45%, (12-month LIBOR plus 1.57%), 10/1/44	433,184	441,720
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	368,827	371,014
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 12/1/45	4,451,963	4,491,871
FHLMC, VRN, 2.37%, (12-month LIBOR plus 1.63%), 8/1/46	418,510	418,204
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	416,274	421,885
FNMA, VRN, 3.95%, (1-year H15T1Y plus 2.08%), 5/1/22	9,469	9,512
FNMA, VRN, 3.83%, (1-year H15T1Y plus 1.95%), 8/1/23	2,756	2,756
FNMA, VRN, 4.32%, (1-year H15T1Y plus 2.14%), 8/1/23	4,211	4,302
FNMA, VRN, 4.49%, (1-year H15T1Y plus 2.28%), 5/1/25	25,183	25,367
FNMA, VRN, 6.03%, (6-month H15BDI6M plus 2.63%), 1/1/27	156	157
FNMA, VRN, 4.17%, (6-month LIBOR plus 1.50%), 3/1/33	231,148	237,316
FNMA, VRN, 4.24%, (6-month LIBOR plus 1.57%), 6/1/35	240,050	248,472
FNMA, VRN, 4.24%, (6-month LIBOR plus 1.57%), 6/1/35	190,285	197,022
FNMA, VRN, 4.25%, (6-month LIBOR plus 1.57%), 6/1/35	373,366	386,592
FNMA, VRN, 4.27%, (6-month LIBOR plus 1.57%), 6/1/35	29,398	30,375
FNMA, VRN, 4.26%, (6-month LIBOR plus 1.54%), 9/1/35	159,551	165,137
FNMA, VRN, 4.23%, (6-month LIBOR plus 1.55%), 3/1/36	352,703	365,181
FNMA, VRN, 4.625%, (12-month LIBOR plus 1.75%), 11/1/39	394,325	413,767
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	26,812	28,212
FNMA, VRN, 3.62%, (12-month LIBOR plus 1.79%), 8/1/40	138,573	143,114
FNMA, VRN, 4.50%, (12-month LIBOR plus 1.75%), 7/1/41	99,575	103,609
FNMA, VRN, 3.32%, (12-month LIBOR plus 1.82%), 9/1/41	690,322	703,467
FNMA, VRN, 3.00%, (12-month LIBOR plus 1.82%), 11/1/41	467,384	473,233
FNMA, VRN, 2.54%, (12-month LIBOR plus 1.70%), 7/1/42	836,292	867,316
FNMA, VRN, 4.56%, (12-month LIBOR plus 1.56%), 3/1/43	238,769	246,402
FNMA, VRN, 2.73%, (12-month LIBOR plus 1.60%), 3/1/45	748,885	755,468
FNMA, VRN, 2.31%, (12-month LIBOR plus 1.59%), 8/1/45	208,753	210,891
FNMA, VRN, 2.60%, (12-month LIBOR plus 1.60%), 4/1/46	497,384	499,394
FNMA, VRN, 2.81%, (12-month LIBOR plus 1.61%), 4/1/46	432,647	435,409
FNMA, VRN, 2.65%, (12-month LIBOR plus 1.61%), 5/1/46	739,872	741,612
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	381,495	386,100
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	406,251	411,601
FNMA, VRN, 3.26%, (12-month LIBOR plus 1.62%), 5/1/47	312,786	318,132
FNMA, VRN, 2.77%, (12-month LIBOR plus 1.60%), 9/1/47	560,074	564,494
GNMA, VRN, 4.00%, (1-year H15T1Y plus 2.00%), 2/20/21	8,410	8,358
GNMA, VRN, 4.625%, (1-year H15T1Y plus 2.00%), 11/20/21	3,513	3,533
		19,975,290

12

	Principal Amount/Shares	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FNMA, 7.00%, 5/1/32	$38,018	$38,783
FNMA, 7.00%, 5/1/32	94,612	103,874
FNMA, 7.00%, 6/1/32	2,238	2,238
FNMA, 7.00%, 6/1/32	62,647	68,780
FNMA, 7.00%, 8/1/32	18,899	18,902
GNMA, 9.50%, 11/20/19	140	140
		232,717
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $20,240,830)		20,208,007
U.S. GOVERNMENT AGENCY SECURITIES — 0.3%
FNMA, 2.625%, 1/11/22 (Cost $499,666)	500,000	504,875
TEMPORARY CASH INVESTMENTS — 1.3%
Federal Home Loan Bank Discount Notes, 2.30%, 4/1/19(1)	2,433,000	2,433,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.875%, 9/30/19 - 2/15/44, valued at $991), in a joint trading account at 2.35%, dated 3/29/19, due 4/1/19 (Delivery value $971)		971
State Street Institutional U.S. Government Money Market Fund, Premier Class	284	284
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,434,255)		2,434,255
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $191,402,235)		192,048,779
OTHER ASSETS AND LIABILITIES — 1.6%		3,102,446
TOTAL NET ASSETS — 100.0%		$195,151,225

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	223	June 2019	$44,600,000	$47,519,906	$153,936
FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	83	June 2019	$8,300,000	$9,613,734	$(84,593)
U.S. Treasury 10-Year Notes	5	June 2019	$500,000	621,094	(5,152)
				$10,234,828	$(89,745)

13

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
COF 11	-	Cost of Funds for the 11th District of San Francisco Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
H15BDI6M	-	U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount Rate Index
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

(1)	The rate indicated is the yield to maturity at purchase.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $149,445.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2019
Assets
Investment securities, at value (cost of $191,402,235)	$192,048,779
Receivable for investments sold	3,233,923
Receivable for capital shares sold	3,559
Interest receivable	536,398
195,822,659

Liabilities
Payable for capital shares redeemed	544,072
Payable for variation margin on futures contracts	29,561
Accrued management fees	86,290
Distribution and service fees payable	3,525
Dividends payable	7,986
671,434

Net Assets	$195,151,225

Net Assets Consist of:
Capital paid in	$199,661,944
Distributable earnings	(4,510,719)
$195,151,225

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$159,683,283	16,846,027	$9.48
I Class	$3,347,295	353,234	$9.48
A Class	$5,293,398	558,155	$9.48*
C Class	$2,679,373	288,390	$9.29
R Class	$301,135	31,885	$9.44
R5 Class	$23,846,741	2,515,216	$9.48
*Maximum offering price $9.70 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2019
Investment Income (Loss)
Income:
Interest	$4,500,422

Expenses:
Management fees	995,733
Distribution and service fees:
A Class	17,725
C Class	12,674
R Class	1,142
Trustees' fees and expenses	13,232
Other expenses	2,241
1,042,747

Net investment income (loss)	3,457,675

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(899,913)
Futures contract transactions	(279,510)
(1,179,423)

Change in net unrealized appreciation (depreciation) on:
Investments	1,806,939
Futures contracts	140,817
1,947,756

Net realized and unrealized gain (loss)	768,333

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,226,008

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2019 AND MARCH 31, 2018
Increase (Decrease) in Net Assets	March 31, 2019	March 31, 2018
Operations
Net investment income (loss)	$3,457,675	$2,187,224
Net realized gain (loss)	(1,179,423)	(1,523,604)
Change in net unrealized appreciation (depreciation)	1,947,756	(1,084,472)
Net increase (decrease) in net assets resulting from operations	4,226,008	(420,852)

Distributions to Shareholders
From earnings:
Investor Class	(3,078,963)	(2,143,809)
I Class	(58,306)	(24,235)
A Class	(114,649)	(80,252)
C Class	(1)	—
R Class	(3,283)	(2,536)
R5 Class	(369,935)	(230,538)
Decrease in net assets from distributions	(3,625,137)	(2,481,370)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,349,882)	(27,807,276)

Net increase (decrease) in net assets	(6,749,011)	(30,709,498)

Net Assets
Beginning of period	201,900,236	232,609,734
End of period	$195,151,225	$201,900,236

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2019

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

18

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2019 were $211,195,473 and $224,981,213, respectively, all of which are U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2019		Year ended March 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,788,352	$35,685,191	3,831,458	$36,396,931
Issued in reinvestment of distributions	315,532	2,974,448	214,399	2,042,168
Redeemed	(5,232,258)	(49,326,028)	(6,716,979)	(63,982,043)
	(1,128,374)	(10,666,389)	(2,671,122)	(25,542,944)
I Class
Sold	153,155	1,442,880	326,375	3,120,323
Issued in reinvestment of distributions	6,160	58,060	2,549	24,211
Redeemed	(90,976)	(857,333)	(44,029)	(418,807)
	68,339	643,607	284,895	2,725,727
A Class
Sold	137,666	1,298,505	395,353	3,757,560
Issued in reinvestment of distributions	12,047	113,574	8,222	78,290
Redeemed	(533,016)	(5,013,486)	(593,658)	(5,671,490)
	(383,303)	(3,601,407)	(190,083)	(1,835,640)
C Class
Sold	305,648	2,806,540	17,628	163,111
Issued in reinvestment of distributions	—	1	—	—
Redeemed	(81,056)	(743,678)	(31,923)	(295,092)
	224,592	2,062,863	(14,295)	(131,981)
R Class
Sold	21,666	203,414	21,214	201,535
Issued in reinvestment of distributions	347	3,262	262	2,494
Redeemed	(8,990)	(84,404)	(112,342)	(1,070,313)
	13,023	122,272	(90,866)	(866,284)
R5 Class
Sold	1,978,365	18,705,669	2,409,779	22,895,679
Issued in reinvestment of distributions	39,112	368,956	24,152	229,991
Redeemed	(1,589,916)	(14,985,453)	(2,651,949)	(25,281,824)
	427,561	4,089,172	(218,018)	(2,156,154)
Net increase (decrease)	(778,162)	$(7,349,882)	(2,899,489)	$(27,807,276)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities and Equivalents	—	$131,017,220	—
Collateralized Mortgage Obligations	—	37,884,422	—
U.S. Government Agency Mortgage-Backed Securities	—	20,208,007	—
U.S. Government Agency Securities	—	504,875	—
Temporary Cash Investments	$284	2,433,971	—
	$284	$192,048,495	—
Other Financial Instruments
Futures Contracts	$153,936	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$89,745	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $35,516,667 futures contracts purchased and $13,358,333 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2019, is disclosed on the Statement of Assets and Liabilities as a liability of $29,561 in payable for variation margin on futures contracts.* For the year ended March 31, 2019, the effect of interest rate risk derivative instruments on the Statement of Operations was $(279,510) in net realized gain (loss) on futures contract transactions and $140,817 in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

22

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$3,625,137	$2,481,370
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$191,461,207
Gross tax appreciation of investments	$962,578
Gross tax depreciation of investments	(375,006)
Net tax appreciation (depreciation) of investments	$587,572
Other book-to-tax adjustments	$(222,462)
Undistributed ordinary income	$11,160
Accumulated short-term capital losses	$(2,554,973)
Accumulated long-term capital losses	$(2,332,016)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.45	0.17	0.04	0.21	(0.18)	$9.48	2.25%	0.55%	1.81%	128%	$159,683
2018	$9.58	0.10	(0.12)	(0.02)	(0.11)	$9.45	(0.17)%	0.55%	1.05%	101%	$169,819
2017	$9.66	0.05	(0.06)	(0.01)	(0.07)	$9.58	(0.14)%	0.55%	0.54%	99%	$197,882
2016	$9.67	0.04	—(3)	0.04	(0.05)	$9.66	0.44%	0.55%	0.39%	99%	$229,689
2015	$9.65	0.03	0.04	0.07	(0.05)	$9.67	0.71%	0.55%	0.30%	76%	$237,231
I Class
2019	$9.45	0.18	0.04	0.22	(0.19)	$9.48	2.35%	0.45%	1.91%	128%	$3,347
2018(4)	$9.58	0.12	(0.13)	(0.01)	(0.12)	$9.45	(0.11)%	0.45%(5)	1.26%(5)	101%(6)	$2,691
A Class
2019	$9.45	0.14	0.05	0.19	(0.16)	$9.48	1.99%	0.80%	1.56%	128%	$5,293
2018	$9.59	0.08	(0.13)	(0.05)	(0.09)	$9.45	(0.53)%	0.80%	0.80%	101%	$8,897
2017	$9.66	0.03	(0.06)	(0.03)	(0.04)	$9.59	(0.29)%	0.80%	0.29%	99%	$10,849
2016	$9.67	0.01	0.01	0.02	(0.03)	$9.66	0.19%	0.80%	0.14%	99%	$15,114
2015	$9.64	—(3)	0.05	0.05	(0.02)	$9.67	0.50%	0.80%	0.05%	76%	$27,121

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$9.18	0.09	0.02	0.11	—(3)	$9.29	1.20%	1.55%	0.81%	128%	$2,679
2018	$9.29	—(3)	(0.11)	(0.11)	—	$9.18	(1.18)%	1.55%	0.05%	101%	$585
2017	$9.39	(0.04)	(0.06)	(0.10)	—	$9.29	(1.06)%	1.55%	(0.46)%	99%	$726
2016	$9.45	(0.06)	—(3)	(0.06)	—	$9.39	(0.63)%	1.55%	(0.61)%	99%	$971
2015	$9.47	(0.07)	0.05	(0.02)	—	$9.45	(0.21)%	1.55%	(0.70)%	76%	$820
R Class
2019	$9.41	0.13	0.03	0.16	(0.13)	$9.44	1.74%	1.05%	1.31%	128%	$301
2018	$9.55	0.04	(0.11)	(0.07)	(0.07)	$9.41	(0.78)%	1.05%	0.55%	101%	$178
2017	$9.62	0.01	(0.07)	(0.06)	(0.01)	$9.55	(0.62)%	1.05%	0.04%	99%	$1,048
2016	$9.63	(0.01)	—(3)	(0.01)	—	$9.62	(0.10)%	1.05%	(0.11)%	99%	$380
2015	$9.60	(0.02)	0.05	0.03	—	$9.63	0.31%	1.05%	(0.20)%	76%	$272
R5 Class
2019	$9.45	0.19	0.04	0.23	(0.20)	$9.48	2.45%	0.35%	2.01%	128%	$23,847
2018	$9.59	0.12	(0.13)	(0.01)	(0.13)	$9.45	(0.08)%	0.35%	1.25%	101%	$19,730
2017	$9.66	0.07	(0.05)	0.02	(0.09)	$9.59	0.16%	0.35%	0.74%	99%	$22,105
2016	$9.67	0.06	–(3)	0.06	(0.07)	$9.66	0.64%	0.35%	0.59%	99%	$42,177
2015	$9.65	0.05	0.04	0.09	(0.07)	$9.67	0.91%	0.35%	0.50%	76%	$40,312

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Short-Term Government Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

27

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 1905

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $136,763
FY 2019:    $140,297

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0

FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $132,303
FY 2019:    $131,797

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 24, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 24, 2019